Exhibit 10.9

Execution Version

Eagle Point Trinity Senior Secured Lending Company

Shares of Beneficial Interest, no par value per share

DEALER MANAGER AGREEMENT

August 28, 2025

Eagle Point Trinity Senior Secured Lending Company

600 Steamboat Road, Suite 202

Greenwich, CT 06830

Ladies and Gentlemen:

Eagle Point Trinity Senior Secured Lending Company (the “Fund”), a Delaware statutory trust and a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is conducting a continuous private offering (the “Offering”) of shares of beneficial interest, no par value per share (the “Shares”), to be issued and sold (the “Offered Shares”) through Eagle Point Securities LLC, as the managing dealer (the “Dealer Manager”) and the broker-dealers and other financial intermediaries participating in the offering (the “Participating Broker-Dealers”).

The Offered Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered and sold (i) to persons who are “accredited investors” within the meaning of Regulation D under the Securities Act and (ii) to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. Except as otherwise provided in the Fund’s confidential private placement memorandum (as may be amended or supplemented from time to time, the “Memorandum”), the Offered Shares will be sold at a purchase price equal to the Fund’s then current net asset value (“NAV”) per Share (as calculated in accordance with the procedures described in the Memorandum), plus any applicable selling commissions and dealer manager fees (the “Offering Price”). For shareholders who participate in the Fund’s distribution reinvestment plan (the “DRIP”), the cash distributions attributable to the Shares that each shareholder owns will be automatically invested in additional Shares (the Shares acquired pursuant to the DRIP, “DRIP Shares”). The DRIP Shares are to be issued to shareholders of the Fund at a price equal to 95% of the Fund’s most recently determined NAV as of the payment date (generally the last business day of each calendar month).

Terms not otherwise defined herein shall have the same meaning as in the Memorandum, as that term is defined in Section 1.1 below.

The Fund has entered into an investment advisory agreement, dated as of August 28, 2025 (the “Investment Advisory Agreement”), with Eagle Point Credit Management LLC, a Delaware limited liability company registered as an investment adviser (the “Adviser”) under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Advisers Act”).

The Fund hereby enters into this agreement (this “Agreement”) with the Dealer Manager, as follows:

1.	Representations and Warranties of the Fund.

The Fund hereby represents and warrants to the Dealer Manager and each Participating Broker-Dealer with whom the Dealer Manager and the Fund have entered into or will enter into a Participating Broker-Dealer Agreement (the “Participating Broker-Dealer Agreement”) in substantially the form attached as Exhibit 1 to this Agreement (or such other form as shall be approved in writing by the Fund) that, as of the date hereof and at all times during the Offering (provided that, to the extent such representations and warranties are given only as of a specified date or dates, the Fund only makes such representations and warranties as of such date or dates):

1.1            The Offering has not and will not be registered with the Securities and Exchange Commission (the “SEC”). The Offered Shares are exempt from registration under the Securities Act under Section 4(a)(2), Regulation D and Regulation S. The Offered Shares are being offered and sold (i) to persons who are “accredited investors” within the meaning of Regulation D under the Securities Act and (ii) to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The Fund will use its best efforts to conduct the Offering in compliance with the requirements of Regulation D and Regulation S and will file all appropriate notices of the Offering with the SEC and relevant jurisdictions.

1.2            The Memorandum, or any amendments or supplements thereto, as of its date (or as of the date of any such amendment or supplement, if applicable), does not and will not contain an untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that the Fund makes no warranty or representation with respect to any statement contained in the Memorandum, or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished in writing to the Fund by the Dealer Manager or any Participating Broker-Dealer expressly for use in the Memorandum, or any amendments or supplements thereto.

1.3            The Investment Advisory Agreement has been duly authorized, executed and delivered by the Fund.

1.4            The Fund is a Delaware statutory trust validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as described in the Memorandum and to enter into this Agreement and to perform the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by the Fund and, assuming due authorization, execution and delivery by the Dealer Manager, is a legal, valid and binding agreement of the Fund enforceable against the Fund in accordance with its terms, except as enforceability may be limited by reorganization, moratorium, or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 6 of this Agreement may be limited under applicable securities laws.

1.5            The Fund has qualified to do business and is in good standing in every jurisdiction in which the conduct of its business, as described in the Memorandum, requires such qualification, except where the failure to do so would not have a material adverse effect on the condition or results, financial or otherwise, of operations of the Fund (a “Fund Material Adverse Effect”). The Adviser has qualified to do business and is in good standing in every jurisdiction in which the conduct of its business, as described in the Memorandum, requires such qualification, except where the failure to do so would not have a material adverse effect on the condition or results, financial or otherwise, of operations or cash flows of the Adviser or would materially and adversely affect the regulatory status of the Adviser such that the Adviser would be prevented from carrying out its obligations under the Investment Advisory Agreement (an “Adviser Material Adverse Effect” and each of an Adviser Material Adverse Effect and a Fund Material Adverse Effect, as applicable to the Fund or the Adviser, a “Material Adverse Effect”).

1.6            The Offered Shares conform in all material respects to the description of the Offered Shares contained in the Memorandum under the caption “Description of the Shares.” The authorized Offered Shares as of the date hereof are as set forth in the Memorandum under the caption “Description of the Shares.” As of the date hereof, all the issued and outstanding Offered Shares of the Fund are fully paid and non-assessable.

1.7            The Fund is not in violation of its declaration of trust or its bylaws and the execution and delivery of this Agreement, the issuance, sale and delivery of the Offered Shares, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Fund will not violate the terms of or constitute a default under: (a) its declaration of trust or bylaws; or (b) any indenture, mortgage, deed of trust, lease or other material agreement to which the Fund is a party; or (c) any law, rule or regulation applicable to the Fund; or (d) any writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Fund except, in the cases of clauses (b), (c) and (d), for such violations or defaults that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

1.8            The Fund is a closed-end, non-diversified management investment company and has elected to be regulated as a business development company under the 1940 Act and was eligible to make such an election. The Fund has not withdrawn such election, and the SEC has not ordered that such election be withdrawn nor to the Fund’s knowledge have proceedings to effectuate such withdrawal been initiated or threatened by the SEC.

1.9            The terms of the Investment Advisory Agreement, including compensation terms, comply in all material respects with all applicable provisions of the Investment Company Act and the Advisers Act.

1.10          The approval of the Investment Advisory Agreement by the board of trustees (the “Board”) of the Fund has been made in accordance with the requirements of Section 15 of the Investment Company Act, as may be modified by applicable SEC staff guidance.

1.11          The Fund’s current business operations and investments and contemplated business operations and investments are in compliance in all material respects with the provisions of the Investment Company Act and the rules and regulations of the SEC thereunder, except as will not result, individually or in the aggregate, in a Material Adverse Effect.

1.12          The provisions of the declaration of trust and bylaws of the Fund and the investment objectives, policies and restrictions described in the Memorandum are not inconsistent with the requirements of the Investment Company Act and the rules and regulations of the SEC thereunder.

1.13          Except as have been obtained or waived, no material consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Fund of this Agreement or the issuance and sale by the Fund of the Offered Shares, except (a) any necessary qualification under the securities or blue sky laws of the jurisdictions in which the Offered Shares are being offered by the Dealer Manager and the Participating Broker-Dealers; and (b) any necessary qualification under the conduct rules set forth in the Financial Industry Regulatory Authority, Inc. (“FINRA”) rulebook (the “FINRA Rules”).

1.14          There are no actions, suits or proceedings pending or, to the knowledge of the Fund, threatened against either the Fund or the Adviser at law or in equity or before or by any federal or state commission, regulatory body, or administrative agency or other governmental body, domestic or foreign, which would have a Material Adverse Effect.

1.15          The issuance and sale of the Offered Shares have been duly authorized by the Fund, and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Offered Shares by the Fund are not subject to preemptive or other similar rights arising by operation of law, under the declaration of trust or bylaws of the Fund or under any agreement to which the Fund is a party or otherwise.

1.16          The Fund has entered into an escrow agreement (the “Escrow Agreement”) with Computershare Trust Company, N.A. as escrow agent (the “Escrow Agent”) and the Dealer Manager, which provides for the establishment of an escrow account into which subscribers’ funds will be deposited pursuant to the subscription procedures described in Section 14 below (the “Escrow Account”).

1.17          The Fund has, and, to the knowledge of the Fund, all of the Fund’s trustees or officers in their capacities as such have, complied in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

1.18          Neither the Fund nor, to the knowledge of the Fund, any trustee, officer, employee or affiliate of the Fund is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

1.19          The Fund’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K have been filed with the SEC and such reports will be filed on a timely basis (including through the use of filing extensions permitted under the Exchange Act and the rules and regulations thereunder) with the SEC and will comply in all material respects with the requirements of the Exchange Act and the regulations thereunder.

2.	Representations and Warranties of Dealer Manager.

The Dealer Manager represents and warrants that:

2.1            The Dealer Manager is a duly organized Delaware limited liability company in good standing and has all requisite power and authority to enter into this Agreement.

2.2            This Agreement, when executed by Dealer Manager, is duly authorized and is a valid and binding agreement of Dealer Manager, enforceable in accordance with its terms.

2.3            The consummation of the transactions contemplated in this Agreement will not result in a breach or violation of any order, rule or regulation directed to Dealer Manager by any court, FINRA or any federal or state regulatory body or administrative agency having jurisdiction over Dealer Manager or its affiliates.

2.4            Dealer Manager is, and during the Term of this Agreement will remain, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, a member in good standing with FINRA, and a broker or dealer duly registered as a broker-dealer in any state where offers are made by Dealer Manager. Dealer Manager will comply with all applicable laws, regulations, requirements and rules of the Securities Act, the Exchange Act, applicable state law and FINRA. Dealer Manager has all required licenses and permits to carry out the Offering as described in this Agreement.

2.5            Dealer Manager is, and during the Term of this Agreement will remain, properly licensed with FINRA to sell the Offered Shares. There is no provision in the Dealer Manager’s FINRA membership agreement that would restrict the ability of the Dealer Manager to carry out the Offering as described in this Agreement.

2.6            [Reserved]

2.7            This Agreement, or any supplement or amendment hereto, may be filed by the Fund with the SEC or FINRA, if such filing should be required, and may be filed with, and may be subject to the approval of any applicable federal and applicable state securities regulatory agencies, if required.

2.8            No agreement will be made by Dealer Manager with any person permitting the resale, repurchase or distribution of the Offered Shares purchased by such person, unless authorized by the Fund.

2.9            Dealer Manager has established and implemented anti-money-laundering compliance programs, in accordance with FINRA Rule 3310 and Section 352 of the Money Laundering Abatement Act and Section 326 of the Patriot Act of 2001.

2.10          As of any applicable date, that none of (i) Dealer Manager, (ii) any general partner or managing member of Dealer Manager, (iii) any director, executive officer, other officer participating in an Offering, general partner or managing member of Dealer Manager, (iv) any agent or employee of the Dealer Manager or (v) any person that has been or will be paid (directly or indirectly) remuneration for solicitation of Investors in connection with the sale of securities:

2.10.1      Has been convicted, within 10 years of any applicable date of any felony or misdemeanor that was:

(a)            In connection with the purchase or sale of any security;

(b)            Involving the making of any false filing with the SEC or FINRA; or

(c)            Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

2.10.2      Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within 5 years before any applicable date, that, as of such applicable date, restrains or enjoins such person from engaging or continuing in any conduct or practice:

(a)            In connection with the purchase or sale of any security;

(b)            Involving the making of any false filing with the SEC or FINRA; or

(c)            Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

2.10.3      Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission or the National Credit Union Administration that:

(a)            As of any applicable date, bars the person from:

(1)            Association with an entity regulated by such commission, authority, agency or officer;

(2)            Engaging in the business of securities, insurance or banking; or

(3)            Engaging in savings association or credit union activities; or

(b)            Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within 10 years before any applicable date.

2.10.4      Is subject to an order of the SEC pursuant to sections 15(b) or 15B(c) of the Exchange Act or section 203(e) or (f) of the Investment Advisers Act that, as of any applicable date:

(a)            Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment advisor;

(b)            Places limitations on the activities, functions or operations of such person; or

(c)            Bars such person from being associated with any entity or from participating in the offering of any penny stock.

2.10.5      Is subject to any order of the SEC entered within 5 years before any applicable date, that, as of such applicable date, orders the person to cease and desist from committing or causing a violation or future violation of:

(a)            Any scienter-based anti-fraud provisions of the federal securities laws including, without limitation, section 17(a)(1) of the Securities Act, section 10(b) of the Exchange Act and 17 CFR 240.10b-5, section 15(c)(1) of the Exchange Act and section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(b)            Section 5 of the Securities Act.

2.10.6      Is suspended or expelled from membership in, or suspended or barred from association with, a member of a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

2.10.7      Has filed (as a registrant or issuer), was named as a distributor or underwriter in, or was otherwise involved in, any registration statement or offering statement filed with the SEC that, within 5 years of any applicable date, was the subject of a refusal order, stop order or order suspending an offering exemption or, is, as of any applicable date, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

2.10.8      Is subject to a United States Postal Service false representation order entered within 5 years before any applicable date, or is, as of any applicable date, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

2.10.9      The Dealer Manager agrees to immediately notify the Fund if there is a violation of the representations set forth in this Section 5.9 during the Term.

2.11          The Dealer Manager acknowledges that the Offering is inappropriate for and shall not be used for any form of prospecting, and that the SEC staff has indicated that it believes furnishing copies of a private placement memorandum (or a description of the terms of a security to be privately placed) to lawyers, accountants or other professionals and asking such lawyers, accountants or other professionals to call an offering to the attention of their clients who might be interested or to otherwise facilitate the offering (the “Financial Intermediaries”) may constitute a general solicitation. The Dealer Manager further acknowledges that the use of Financial Intermediaries in this manner is inconsistent with a private placement under Rule 506(b) of Regulation D, and the Dealer Manager covenants that it shall not initiate contact with a Financial Intermediary, other than a registered representative of a registered broker dealer or registered investment adviser, for the purpose of soliciting, directly or indirectly, an offer to participate in the Offering.

2.12          The Dealer Manager shall not use any form of “general solicitation” or “general advertising” (within the meaning of Rule 502(c) of Regulation D) in making offers of the Offered Shares. Without limiting the foregoing, the Dealer Manager will not conduct the Offering or offer or sell the Shares by means of:

2.12.1       any advertisement, article, notice or other communication mentioning the Offering or the Offered Shares published in any newspaper, magazine or similar medium, cold mass mailings, broadcast over television, radio or the internet, or an e-mail message sent to a large number of previously unknown persons;

2.12.2       any seminar or meeting, the attendees of which have been invited by any general solicitation or general advertising; or

2.12.3       any letter, circular, notice or other written communication constituting a form of general solicitation or general advertising.

2.13          The Dealer Manager shall review and file such materials with FINRA or state regulators to the extent required by the rules of FINRA or such applicable states, respectively.

2.14          Until the termination of the Offering, the Dealer Manager shall require the Participating Broker-Dealers to provide each prospective investor with a copy of the Memorandum.

2.15          The Dealer Manager will furnish to the Fund, upon request, a complete list of all persons and entities who have received a Memorandum and such parties’ addresses.

2.16          The representations and warranties made in this Section 2 are and shall be continuing representations and warranties throughout the term. In the event that any of these representations or warranties becomes untrue, Dealer Manager will immediately notify the Fund in writing of the fact which makes the representation or warranty untrue.

3.	Covenants of the Fund.

The Fund hereby covenants and agrees with the Dealer Manager that:

3.1            The Fund will, at no expense to the Dealer Manager, furnish the Dealer Manager with such number of printed, or electronic, copies of the Memorandum, including all amendments and supplement thereto, as the Dealer Manager may reasonably request. The Fund will similarly furnish to the Dealer Manager and Participating Broker-Dealers designated by the Dealer Manager as many copies as the Dealer Manager may reasonably request in connection with the Offering of the Offered Shares of the printed sales literature or other materials prepared by the Fund, the Adviser or the Dealer Manager, provided that the use of said sales literature and other materials has been approved for use by the Fund in writing and all appropriate regulatory agencies (“Authorized Sales Materials”).

3.2            If at any time during the Offering any event occurs as a result of which, in the opinion of the Fund, the Memorandum would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Fund will promptly notify the Dealer Manager thereof (unless the information shall have been received from the Dealer Manager) and the Dealer Manager and the Participating Broker-Dealers shall suspend the offering and sale of the Offered Shares in accordance with Section 5.4 hereof until such time as the Fund, in its sole discretion (a) instructs the Dealer Manager to resume the offering and sale of the Offered Shares and (b) has prepared any required supplement or amendment to the Memorandum as shall be necessary to correct such statement or omission.

3.3            In addition to and apart from the Memorandum, the Dealer Manager intends to furnish to all appropriate regulatory agencies the Authorized Sales Materials.

3.4            The Fund will not conduct the Offering or offer or sell any of the Shares by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D.

3.5            The Fund will cause to be prepared, executed and timely filed with the SEC such notices on Form D as are required by Rule 503 of Regulation D and will take all action necessary to comply with Rule 503 of Regulation D, and it will cause to be prepared, executed and timely filed any reports of sale or other filings as may be required under applicable federal or state securities laws and the rules and regulations thereunder.

3.6            The Fund will engage and maintain, at its expense, a registrar and transfer agent for the Offered Shares.

3.7            The Fund will operate in a manner so as to enable the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended; provided, however, that at the discretion of the Fund’s Board, it may elect to not be so treated.

4.	Payment of Expenses and Fees.

The Fund agrees to pay all costs and expenses incident to any offering, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with: (a) the Memorandum, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Dealer Manager and to Participating Broker-Dealers (including costs of mailing and shipment); (b) the preparation, issuance and delivery of certificates, if any, for the Offered Shares, including any stock or other transfer taxes or duties payable upon the sale of the Offered Shares; (c) all fees and expenses of the Fund’s legal counsel and the independent registered public accounting firm; (d) the qualification of the Offered Shares for offering and sale under state laws in the states that the Fund shall designate as appropriate; (e) to the extent applicable, filing for review by FINRA of all necessary documents and information relating to the Offering and the Offered Shares (including the reasonable legal fees and filing fees and other disbursements of counsel relating thereto); (f) the fees and expenses of any transfer agent or registrar for the Offered Shares and miscellaneous expenses referred to in the Memorandum; (g) all costs and expenses incident to the travel and accommodation of the Fund’s or Dealer Manager’s employees in making road show presentations with respect to the offering of the Offered Shares; and (h) the performance of the Fund’s other obligations hereunder.

Notwithstanding the foregoing, the Fund shall not make any payments pursuant to this Agreement to the extent such payments would result in the Fund’s organizational and offering expenses exceeding the limitations stated in the Memorandum (if any) or to the extent such payments would cause a FINRA member participating in the offering to receive compensation in excess of any applicable limits under FINRA rules.

5.	Obligations and Compensation of Dealer Manager.

The Dealer Manager hereby represents and warrants to, and covenants and agrees with the Fund (provided that, to the extent representations and warranties of the Fund are given only as of a specified date or dates, the Dealer Manager only makes such representations and warranties as of such date or dates), as follows:

5.1            The Fund hereby appoints the Dealer Manager as its agent and distributor and to cause Participating Broker-Dealers to offer and sell the Offered Shares to prospective investors at the subscription price to be paid in accordance with, and otherwise upon the other terms and conditions set forth in, the Memorandum, Participating Broker-Dealer Agreement and the Subscription Agreement, and the Dealer Manager agrees to use its best efforts to procure subscribers for the Offered Shares. It is expressly understood between the Dealer Manager and the Fund that the Adviser and Dealer Manager may cooperate with respect to the offering and sale of the Offered Shares with other broker dealers who are registered as broker dealers with the SEC, members of FINRA and duly licensed by the appropriate regulatory agency of each jurisdiction in which they will conduct offers and sales of the Offered Shares, or with broker dealers exempt from all such registration requirements. Such other participating broker dealers may be retained by the Dealer Manager as brokers on terms and conditions identical or similar to this Agreement and shall receive such rates of compensation as are agreed to between the Dealer Manager and the respective other participating broker dealers and as are in accordance with the terms of the Memorandum. Nothing in this Agreement shall prevent the Dealer Manager from entering into like arrangements (including arrangements involving the payment of underwriting commissions) with other issuers. The Dealer Manager will act only on its own behalf as principal should it choose to enter into selling agreements with Participating Broker-Dealers.

5.2            The Dealer Manager represents to the Fund that (i) it is a member of FINRA in good standing, (ii) it and its employees and representatives are properly registered and licensed as required by any applicable law, rule, or regulation to act under this Agreement, and (iii) it has established and implemented anti-money laundering compliance programs in accordance with applicable law, including applicable FINRA rules, SEC rules and regulations (“Commission Rules”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended by the USA Patriot Improvement and Reauthorization Act of 2005 (the “USA PATRIOT Act”), specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act” and together with the USA PATRIOT Act, the “AML Rules”) reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Offered Shares. In addition, the Dealer Manager represents that it has established and implemented a program for compliance with Executive Order 13224 and all regulations and programs administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control regulations (“OFAC Program”) and will continue to maintain its OFAC Program during the term of this Agreement.

The Dealer Manager further represents that it is currently in compliance with all AML Rules and OFAC requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act, and the Dealer Manager hereby agrees, upon request of the Fund, to provide an annual certification to the Fund that, as of the date of such certification (i) its AML Program and its OFAC Program are consistent with the AML Rules and OFAC requirements, (ii) it has continued to implement its AML Program and its OFAC Program, and (iii) it is currently in compliance with all AML Rules and OFAC requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act.

5.3            With respect to its participation and the participation by each Participating Broker-Dealer in the offer and sale of the Offered Shares, the Dealer Manager agrees, and, by virtue of entering into the Participating Broker-Dealer Agreement, each Participating Broker-Dealer shall have agreed, to comply and shall comply with all the applicable requirements under the Securities Act, the Exchange Act, conduct rules of FINRA or its predecessor, the National Association of Securities Dealers, Inc., and any other applicable foreign, state or local securities or other laws or rules of FINRA or any other applicable self-regulatory agency in offering and selling the Offered Shares.

5.4            The Dealer Manager shall cause the Offered Shares to be offered and sold only in the jurisdictions that have been approved by the Fund, and in such additional jurisdictions as may be added thereto in which the offering and sale of Offered Shares has been authorized by appropriate state regulatory authorities. The Dealer Manager shall ensure that no Offered Shares are offered or sold for the account of the Fund in any other jurisdictions. The Dealer Manager shall use and distribute in conjunction with the offer and sale of any Offered Shares only the Memorandum and the Authorized Sales Materials. The Authorized Sales Materials may only be furnished to prospective investors if accompanied or preceded by the Memorandum. The Dealer Manager represents and warrants to the Fund that it will not use any sales literature not authorized and approved by the Fund or use any “broker-dealer use only” or “advisor use only” materials with prospective investors in connection with offers or sales or the Offered Shares. The Dealer Manager agrees, and will cause the Participating Broker-Dealers to each agree, to suspend or terminate offering and sale of the Offered Shares upon request of the Fund at any time and to resume offering and sale of the Offered Shares upon subsequent request of the Fund.

5.5            The Dealer Manager shall, and shall cause each Participating Broker-Dealer, to offer Shares only to a prospective investor (i) whom the Dealer Manager or Participating Broker-Dealer, as applicable, has reasonable grounds to believe, and in fact believes, is an Accredited Investor (as that term is defined in Rule 501(a) of Regulation D) and otherwise meets the financial suitability and other purchaser requirements set forth in the Memorandum or in any suitability letter or memorandum sent to it by the Fund or the Dealer Manager and (ii) with whom the Dealer Manager or Participating Broker-Dealer, or an associated person of the Dealer Manager or Participating Broker-Dealer as applicable, has a “pre-existing substantive relationship” as such term has been interpreted by the SEC in published guidance (a “pre-existing substantive relationship”). During the course of the Offering, the Dealer Manager will comply, and shall direct each Participating Broker-Dealer to comply, with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation, the provisions of Regulation D, Rule 506 promulgated under the Securities Act and, if applicable, FINRA Rule 2111 and Regulation Best Interest. The Dealer Manager shall direct each Participating Broker-Dealer to make, or cause to be made, inquiries as required by this Agreement, the Participating Broker-Dealer Agreement, the Memorandum, or applicable law of all prospective investors to ascertain whether a purchase of the Offered Shares is suitable for the prospective investor.

5.6            In consideration for the services rendered by the Dealer Manager, the Fund agrees that it will pay to the Dealer Manager the compensation set forth in Exhibit 2 with respect to (i) a sale of Offered Shares by a Participating Broker-Dealer through a Participating Broker-Dealer Agreement; and (ii) a purchase of Offered Shares by a client of a selected investment advisor (the “SIA”) through a Selected Investment Advisor Agreement (the “Selected Investment Advisor Agreement”), attached as Exhibit 3 to this Agreement. In accordance with the Participating Broker-Dealer Agreement, the Dealer Manager will reallow all or a portion of the distribution and/or service fees, upfront selling commissions (the “Up-Front Selling Commissions”) and dealer manager fees (the “Dealer Manager Fees” and, together with the Up-Front Selling Commissions, the “Selling Commissions”) to Participating Broker-Dealers. For these purposes, a “sale of Offered Shares” shall occur following the release from escrow of the Offering proceeds, and, if and only if, a transaction has closed with securities purchased pursuant to all applicable offering and subscription documents, and the Fund has thereafter distributed the Selling Commission to the Dealer Manager in connection with such transaction. See Schedule 1 of the Participating Broker-Dealer Agreement for further details regarding the Selling Commissions. Any amounts of Selling Commissions not reallowed to the extent provided in the Participating Broker-Dealer Agreement shall be retained by the Dealer Manager. The Dealer Manager is responsible for making reallowance payments to Participating Broker-Dealers. The Fund may sell Shares directly in its sole discretion and no compensation shall be payable or owing to the Dealer Manager in connection with such direct sales. In connection with the issuance of shares pursuant to our DRIP or direct sales as described in the Plan of Distribution, the Up-Front Selling Commissions and Dealer Manager Fees will not be paid.

5.7            The Dealer Manager represents and warrants to the Fund that, to the extent required by a Participating Broker-Dealer Agreement, Dealer Manager or its affiliates will compensate such Participating Broker-Dealer in accordance with the Fund’s Memorandum and the applicable Participating Broker-Dealer Agreement.

5.8            The Fund shall pay the Dealer Manager, or through the Dealer Manager, the Participating Broker-Dealers, for due diligence or review fees charged in connection with conducting due diligence required to carry out responsibilities under this Dealer Manager Agreement or the Participating Broker-Dealer Agreement. The Fund shall reimburse the Dealer Manager or Participating Broker-Dealers for reasonable out-of-pocket due diligence expenses incurred by the Dealer Manager or such Participating Broker-Dealer. Such due diligence expenses may include reasonable travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the Dealer Manager or any Participating Broker-Dealer and their personnel when visiting the Fund’s offices to verify information relating to the Fund or Offered Shares. The Fund shall also reimburse the Dealer Manager for filing fees in connection with FINRA filings made on behalf of the Fund, if any. The Dealer Manager or any Participating Broker-Dealer shall provide to the Fund a detailed and itemized invoice for any such due diligence or filing expenses.

5.9            In no event shall the total aggregate underwriting compensation payable to the Dealer Manager and any Participating Broker-Dealer participating in the Offering, including, but not limited to, Dealer Manager Fee and the Selling Commissions, exceed such amount permitted by law, including any applicable FINRA requirements.

5.10          The Dealer Manager represents and warrants to the Fund that the information regarding the Offering in the Memorandum and all other information furnished to the Fund by the Dealer Manager in writing expressly for use in the Memorandum or any amendment or supplement thereto, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.11          The Dealer Manager represents and warrants to the Fund that it will not represent or imply that the Escrow Agent has investigated the desirability or advisability of investment in the Fund, or has approved, endorsed or passed upon the merits of the Offered Shares or the Fund, nor will the Dealer Manager use the name of said Escrow Agent in any manner whatsoever in connection with the offer or sale of the Offered Shares other than by acknowledgment that it has agreed to serve as escrow agent.

5.12          The Dealer Manager shall provide to the Fund timely copies of all correspondence with FINRA (through email or other forms of communication) on behalf of the Fund, to the extent required under the applicable FINRA Rules.

6.	Indemnification.

6.1            For the purposes of this Section 6, an entity’s “Indemnified Parties” shall include such entity’s officers, trustees, directors, employees, members, partners, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

6.2            The Fund will indemnify, defend (subject to Section 6.6) and hold harmless the Participating Broker-Dealers and the Dealer Manager, and their respective Indemnified Parties, from and against any losses, claims (including the reasonable cost of investigation), damages or liabilities, joint or several, to which such Participating Broker-Dealers or Dealer Manager, or their respective Indemnified Parties, may become subject, under the Securities Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Fund, any material breach of a covenant contained herein by the Fund, or any material failure by the Fund to perform its obligations hereunder or to comply with state or federal securities laws applicable to the Offering, (b) any untrue statement or alleged untrue statement of a material fact contained (i) in the Memorandum or any amendment thereof or supplement thereto or (ii) in any Authorized Sales Materials, or (c) the omission or alleged omission to state a material fact required to be stated in the Memorandum or any amendment thereof or supplement thereto as necessary to make the statements therein not misleading, and the Fund will reimburse each Participating Broker-Dealer or Dealer Manager, and/or their respective Indemnified Parties, for any legal or other expenses reasonably incurred by such Participating Broker-Dealer or Dealer Manager, and/or their respective Indemnified Parties, in connection with investigating or defending such loss, claim, damage, liability or action; provided, however, that the Fund will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished either (x) to the Fund by the Dealer Manager or (y) to the Fund or Dealer Manager by or on behalf of any Participating Broker-Dealer expressly for use in the Memorandum or any amendment thereof or supplement thereto. This indemnity agreement will be in addition to any liability which the Fund may otherwise have.

6.3            The Dealer Manager will indemnify, defend and hold harmless the Fund, and its Indemnified Parties, from and against any losses, claims, damages or liabilities to which any of the aforesaid parties may become subject, under the Securities Act or Exchange Act, or otherwise, insofar as such losses, claims (including the reasonable cost of investigation), damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Dealer Manager, any material breach of a covenant contained herein by the Dealer Manager or any material failure by the Dealer Manager to perform its obligations hereunder, (b) any untrue statement or any alleged untrue statement of a material fact contained (i) in the Memorandum or any amendment thereof or supplement thereto or (ii) in any Authorized Sales Materials, (c) the omission or alleged omission to state a material fact required to be stated in the Memorandum or any amendment thereof or supplement thereto as necessary to make the statements therein not misleading; provided, however, that in each case described in clauses (b) and (c), to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Fund by the Dealer Manager specifically for use with reference to the Dealer Manager in the preparation of the Memorandum or any amendment thereof or supplement thereto, (d) any use of sales literature by the Dealer Manager not authorized or approved by the Fund or any use of “broker-dealer use only” or “advisor use only” materials with any prospective investors concerning the Offered Shares by the Dealer Manager, (e) any untrue statement made by the Dealer Manager or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Offered Shares, (f) any material violation by the Dealer Manager of this Agreement, (g) any failure by the Dealer Manager to comply with applicable laws governing money laundering abatement and anti-terrorist financing efforts, including applicable FINRA Rules, Commission Rules and the USA PATRIOT Act, or (h) any other failure by the Dealer Manager to comply with applicable FINRA Rules, Commission Rules (including without limitation, Rule 506 of Regulation D), or the private placement procedures set forth in the Memorandum. The Dealer Manager will reimburse the aforesaid parties in connection with investigation or defense of such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Dealer Manager may otherwise have.

6.4            Each Participating Broker-Dealer severally will indemnify, defend and hold harmless the Fund, the Dealer Manager, each of their respective Indemnified Parties, from and against any losses, claims, damages or liabilities to which the Fund, the Dealer Manager, any of their respective Indemnified Parties, may become subject, under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims (including the reasonable cost of investigation), damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) in whole or in part, any material inaccuracy in a representation or warranty by the Participating Broker-Dealer, any material breach of a covenant by the Participating Broker-Dealer or any material failure by the Participating Broker-Dealer to perform its obligations hereunder or under the Participating Broker-Dealer Agreement, (b) any untrue statement or alleged untrue statement of a material fact contained (i) in the Memorandum or any amendment thereof or supplement thereto or (ii) in any Authorized Sales Materials, (c) the omission or alleged omission to state a material fact required to be stated in the Memorandum or any amendment thereof or supplement thereto or necessary to make statements therein not misleading; provided, however, that in each case described in clauses (b) and (c), to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Fund or the Dealer Manager by the Participating Broker-Dealer specifically for use with reference to the Participating Broker-Dealer in the Memorandum or any amendment thereof or supplement thereto, (d) any use of sales literature by the Participating Broker-Dealer not authorized or approved by the Fund or use of “broker-dealer use only” or “advisor use only” materials with prospective investors concerning the Offered Shares by such Participating Broker-Dealer or Participating Broker-Dealer’s representatives or agents, (e) any untrue statement made by such Participating Broker-Dealer or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Offered Shares, (f) any failure by the Participating Broker-Dealer to comply with Section VII or Section X of the Participating Broker-Dealer Agreement or any other material violation of the Participating Broker-Dealer Agreement, (g) any failure of the Participating Broker-Dealer to comply with applicable laws governing money laundering abatement and anti-terrorist financing efforts, including applicable FINRA Rules, Commission Rules and the USA PATRIOT Act, or (h) any other failure by the Participating Broker-Dealer to comply with applicable FINRA or Commission Rules (including without limitation, Rule 506 of Regulation D), any other applicable Federal or state laws, including its failure to ensure the appropriate FINRA licensing credentials for its representatives or the private placement procedures set forth in the Memorandum. Each Participating Broker-Dealer will reimburse the aforesaid parties in connection with investigation or defense of such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Participating Broker-Dealer may otherwise have.

6.5            Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof but failure to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have hereunder or otherwise, except to the extent that such failure materially prejudices the indemnifying party’s rights. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 6.6) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Alternatively, at its sole option, the indemnifying party, jointly with any other indemnifying parties similarly notified, may assume the defense thereof. In any action or proceeding the defense of which the indemnifying party assumes, the indemnified party will have the right to participate in such litigation and to retain its own counsel at such indemnified party’s own expense. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the prior written consent of such indemnifying party, which consent will not be unreasonably withheld or delayed.

6.6            An indemnifying party under Section 6 of this Agreement shall be obligated to reimburse an indemnified party for reasonable legal and other expenses as follows:

(a)            In the case of the Fund indemnifying the Dealer Manager, the advancement of funds of the Fund to the Dealer Manager for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought shall be permissible only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund; (ii) the legal action is initiated by a third party who is not a shareholder of the Fund or the legal action is initiated by a shareholder of the Fund acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iii) the Dealer Manager undertakes to repay the advanced funds to the Fund, together with the applicable legal rate of interest thereon, in cases which the Dealer Manager is found not to be entitled to indemnification.

(b)            In any case of indemnification other than that described in Section 6.6(a) above, the indemnifying party shall pay all reasonable legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party (including other participating broker-dealers that sign other participating broker-dealer or similar agreements). If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the reasonable expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought unless the indemnifying party has assumed the defense in which case it shall only be required to provide reimbursement as set forth in Section 6.5; and in the event a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm. Notwithstanding the foregoing, to the extent such law firm is not located in the same jurisdiction as any legal proceeding subject to such indemnity, the indemnifying party shall also cover reasonable local counsel fees of one other law firm in each jurisdiction where the litigation is pending, it being understood that the responsibilities of such local counsel shall be minimal and not overlap with that of the lead law firm, and that such responsibilities shall consist primarily of matters such lead law firm is unable to undertake on a cost-efficient basis.

6.7            The indemnity agreements contained in this Section 6 shall remain operative and in full force and effect regardless of: (a) any investigation made by or on behalf of any Participating Broker-Dealer, or any person controlling any Participating Broker-Dealer, or by or on behalf of the Fund, the Dealer Manager or any officer, trustee or director thereof, or by or on behalf of the Fund or the Dealer Manager; (b) delivery of any Offered Shares and payment therefor; and (c) any termination of this Agreement or any Participating Broker-Dealer Agreement (with respect to acts that occurred prior to the time of such termination). A successor of any Participating Broker-Dealer or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 6.

6.8            Notwithstanding any other provision of this Section 6, no party shall be entitled to indemnification or contribution under this Agreement in violation of Section 17(i) of the Investment Company Act.

7.	Survival of Provisions.

The respective agreements, representations and warranties of the Fund and the Dealer Manager set forth in this Agreement shall remain operative and in full force and effect until terminated regardless of: (a) any investigation made by or on behalf of the Dealer Manager or any Participating Broker-Dealer or any person controlling the Dealer Manager or any Participating Broker-Dealer or by or on behalf of the Fund or any person controlling the Fund; and (b) the delivery of payment for the Offered Shares. Following the termination of this Agreement, this Agreement will become void and there will be no liability of any party to any other party hereto, except for obligations under Sections 6, 7, 8, 10, 11, 12 and 16, all of which will survive the termination of this Agreement.

8.	Applicable Law; Venue.

THE PARTIES TO THIS AGREEMENT, ACTING FOR THEMSELVES AND FOR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, WITHOUT REGARD TO DOMICILE, CITIZENSHIP OR RESIDENCE, EXPRESSLY AND IRREVOCABLY SUBMIT TO, AS THE EXCLUSIVE FORUM FOR THE DETERMINATION OF ALL DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT THAT IS LOCATED IN THE STATE OF NEW YORK, COUNTY OF NEW YORK. EACH OF THE PARTIES WAIVES ANY CLAIMS OF INCONVENIENT FORUM OR VENUE.

This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by the laws of the State of New York applicable to contracts formed and to be formed entirely within the State of New York, without regard to the conflicts of laws principles and rules thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction.

9.	Counterparts.

This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

10.	Entire Agreement.

This Agreement and the Exhibits attached hereto constitute the entire agreement among the parties and supersede any prior understanding, whether written or oral, prior to the date hereof with respect to the Offering.

11.	Successors, Assignment and Amendment.

11.1          This Agreement shall inure to the benefit of and be binding upon the Dealer Manager, the Fund, and their respective successors and permitted assigns and shall inure to the benefit of the Participating Broker-Dealers to the extent set forth in Sections 1 and 6 hereof. Nothing in this Agreement is intended or shall be construed to give to any other person any right, remedy or claim, except as otherwise specifically provided herein.

11.2          This Agreement may be amended only by the written agreement of the Dealer Manager and the Fund.

11.3          Neither the Fund nor the Dealer Manager may assign or transfer any of such party’s rights or obligations under this Agreement without the prior written consent of the Dealer Manager, on the one hand, or the Fund, on the other hand.

12.	Term and Termination.

12.1          This Agreement may be terminated by the Dealer Manager, on the one hand, or the Fund, on the other, in the event that (a) the Fund, on the one hand, or the Dealer Manager, on the other, shall have materially failed to comply with any of the material provisions of this Agreement or (b) the Fund, on the one hand, or the Dealer Manager, on the other, materially breaches any of its representations and warranties contained in this Agreement and, in the case of the Fund, such breach or breaches, individually or in the aggregate, would have a Material Adverse Effect; provided, however, that no party may terminate this Agreement under this sentence unless such failure(s) or breach(es) under clause (a) or (b) above is or are not cured within thirty (30) days after such party has delivered notice of intent to terminate under this Section 12.1.

12.2          Notwithstanding Section 12.1, this Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Fund’s trustees who are not “interested persons” (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund’s distribution plan or this Agreement or by vote a majority of the outstanding voting securities of the Fund, on not more than sixty (60) days’ written notice to the Dealer Manager; and upon the applicability of Rule 12b-1 to the Fund, this Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

12.3          The Dealer Manager, upon the expiration or termination of this Agreement, shall (i) promptly deposit any and all funds, if any, in its possession which were received from investors for the sale of Offered Shares into the appropriate account designated by the Fund, (ii) promptly deliver to the Fund all records and documents in its possession which relate to the Offering and are not designated as dealer copies, (iii) provide a list of all purchasers and broker-dealers with whom the Dealer Manager has initiated oral or written discussions regarding the Offering, and (iv) notify Participating Broker-Dealers of such termination. The Dealer Manager, at its sole expense, may make and retain copies of all such records and documents but shall keep all such information confidential. The Dealer Manager shall use its best efforts to cooperate with the Fund to accomplish an orderly transfer of management of the Offering to a party designated by the Fund.

12.4          In addition to any other obligations of the Fund that survive the expiration or termination of this Agreement, the Fund shall pay to the Dealer Manager all compensation to which the Dealer Manager is or becomes entitled under Section 5 at such time as such compensation becomes payable.

13.	Confirmation.

The Fund hereby agrees and assumes, or will arrange for a party designated by it to assume, the duty to confirm, on its behalf and on behalf of Participating Broker-Dealers, all orders for purchase of Offered Shares accepted by the Fund. Such confirmations will comply with the rules of the SEC and FINRA and will comply with applicable laws of such other jurisdictions to the extent the Fund is advised of such laws in writing by the Dealer Manager.

14.	Submission of Orders.

14.1          Each person desiring to purchase Offered Shares will be required to complete and execute an Subscription Agreement and to deliver to the Participating Broker-Dealer or Dealer Manager, as the case may be (the “Processing Broker-Dealer”), such completed Subscription Agreement, together with a check, draft, wire or money order (hereinafter referred to as a “Subscription Payment”) for the purchase price of the Offered Shares, except for Offered Shares purchased through the networking system of the National Securities Clearing Corporation (“NSCC”), to the extent applicable. To the extent applicable, Offered Shares purchased through the networking system of NSCC will be governed by applicable NSCC rules and procedures, and any agreement or other arrangement between the Fund, Dealer Manager and Participating Broker-Dealer relating to networking. The Dealer Manager shall ensure that any Participating Broker-Dealer shall only offer to sell and accept Subscription Agreements and Subscription Payments for Offered Shares in accordance with the offering terms and conditions as set forth in the Memorandum. There shall be a minimum initial purchase by any one purchaser of $2,500 (except as otherwise indicated in the Memorandum, or in any letter or memorandum from the Fund to the Dealer Manager). Additional purchases of Offered Shares shall be in increments of $500 per transaction, except for shares issued pursuant to the DRIP, as described in the Memorandum. Any minimum purchase amount may be waived in the sole discretion of the Fund. Persons who purchase Offered Shares shall make their Subscription Payments payable to “Eagle Point Trinity Senior Secured Lending Company.”

The Fund will sell the Offered Shares on a continuous basis at prices and in accordance with the offering terms and conditions set forth in and subject to any adjustment described or otherwise provided in the Memorandum. Each person desiring to purchase Offered Shares in the Offering must submit subscriptions for a certain dollar amount, rather than a number of Offered Shares and, as a result, may receive fractional Offered Shares.

The Processing Broker-Dealer receiving an Subscription Agreement and Subscription Payment not conforming to the foregoing instructions, or for a sale of Offered Shares not meeting the offering terms and conditions set forth in the Memorandum, shall return such Subscription Agreement and Subscription Payment directly to such subscriber not later than the end of the second business day following receipt by the Processing Broker-Dealer of such materials. Subscription Agreements and Subscription Payments received by the Processing Broker-Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section 14. Transmittal of received investor funds will be made in accordance with the following procedures.

14.2          If the Processing Broker-Dealer conducts its internal supervisory review at the same location at which Subscription Agreements and Subscription Payments are received from subscribers, then, by noon of the next business day following receipt by the Processing Broker-Dealer, the Processing Broker-Dealer will transmit the Subscription Agreements and Subscription Payment for deposit to the Fund or its designated agent.

14.3          If the Processing Broker-Dealer conducts its internal supervisory review at a different location (the “Final Review Office”), Subscription Agreements and Subscription Payments will be transmitted by the Processing Broker-Dealer to the Final Review Office by noon of the next business day following receipt by the Processing Broker-Dealer. The Final Review Office will in turn by noon of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and Subscription Payment for deposit to the Fund or its designated agent.

Notwithstanding the foregoing, with respect to any Offered Shares to be purchased by a custodial account, the Processing Broker-Dealer shall cause the custodian of such account to deliver a completed Subscription Agreement and Subscription Payment for such account directly for deposit to the Fund or its designated agent. The Processing Broker-Dealer shall furnish to the Escrow Agent, the Fund or its designated agent, as applicable, with each delivery of Subscription Payments a list of the subscribers showing the name, U.S. address, tax identification number, state of residence, amount of Offered Shares subscribed for and the amount of money paid.

15.	Suitability of Investors; Compliance with Privacy Laws.

15.1          The Dealer Manager will offer Offered Shares, and in its agreements with Participating Broker-Dealers will require that the Participating Broker-Dealers offer Offered Shares, only to those persons who meet the suitability standards set forth in the Memorandum or in any suitability letter or memorandum sent by the Fund and will only make offers to persons in the jurisdictions in which it is advised in writing that the Offered Shares are qualified for sale or that such qualification is not required. Notwithstanding the qualification of the Offered Shares for sale in any respective jurisdiction (or the exemption therefrom), the Dealer Manager represents, warrants and covenants that it will not offer Offered Shares and will not permit any of its registered representatives to offer Offered Shares in any jurisdiction unless both the Dealer Manager and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Offered Shares, the Dealer Manager will comply, and in its agreements with Participating Broker-Dealers, the Dealer Manager will require that the Participating Broker-Dealers comply, with the provisions of the FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors.

The Dealer Manager further represents, warrants and covenants that neither the Dealer Manager, nor any person associated with the Dealer Manager, shall offer or sell Offered Shares in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the applicable provisions described in the Memorandum, including minimum income and net worth standards. The Dealer Manager agrees to ensure that, in recommending the purchase of Offered Shares to an investor, the Dealer Manager, or a person associated with the Dealer Manager, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the SEC, any state securities commission, FINRA or the Fund) concerning his or her age, investment objectives, other investments, financial situation and needs and any other information known to the Dealer Manager, or person associated with the Dealer Manager, that (i) the investor can reasonably benefit from an investment in the Offered Shares based on the investor’s overall investment objectives and portfolio structure, (ii) the investor is able to bear the economic risk of the investment based on the investor’s overall financial situation and (iii) the investor has an apparent understanding of (A) the fundamental risks of the investment, (B) the risk that the investor may lose his or her entire investment in the Offered Shares, (C) the lack of liquidity of the Offered Shares, (D) the background and qualifications of the Adviser or the persons responsible for directing and managing the Fund and (E) the tax consequences of an investment in the Offered Shares. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Offered Shares or by the beneficiary of such fiduciary account. The Dealer Manager further represents, warrants and covenants that the Dealer Manager, or a person associated with the Dealer Manager, will make every reasonable effort to determine the suitability and appropriateness of an investment in Offered Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Offered Shares pursuant to a subscription solicited by the Dealer Manager, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained or accounts hereafter established. The Dealer Manager agrees to retain such documents and records in the Dealer Manager’s records for a period of six years from the date of the applicable sale of Offered Shares and to make such documents and records available to (i) the Fund upon request and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon the Dealer Manager’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency. The Dealer Manager shall not purchase any Offered Shares for a discretionary account without obtaining the prior written approval of the Dealer Manager’s customer and his or her signature on an Subscription Agreement.

15.2          The Dealer Manager agrees, and in its agreements with Participating Broker-Dealers the Dealer Manager will require that the Participating Broker-Dealers to agree, (a) to abide by and comply with (i) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”) and Regulation S-P, (ii) the privacy standards and requirements of any other applicable Federal or state law and (iii) its own internal privacy policies and procedures, each as may be amended from time to time; (b) to refrain from the use or disclosure of non-public personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and (c) to determine which customers have opted out of the disclosure of non-public personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights.

In the event the Dealer Manager uses or discloses non-public personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, the Dealer Manager will consult the List to determine whether the affected customer has exercised his or her opt-out rights. The Dealer Manager understands that it is prohibited from using or disclosing any non-public personal information of any customer that is identified on the List as having opted out of such disclosures.

16.	Notices.

Any notice, approval, request, authorization, direction or other communication under this Agreement shall be deemed given (a) when delivered personally, (b) on the first business day after delivery to a national overnight courier service, (c) upon receipt of confirmation if sent via facsimile or (d) on the fifth business day after deposited in the U.S. mail, properly addressed and stamped with the required postage, registered or certified mail, return receipt requested, in each case to the intended recipient at the address set forth below:

If to the Fund:	Eagle Point Trinity Senior Secured Lending Company

600 Steamboat Road, Suite 202

Greenwich, CT 06830

Attention: Legal

If to the Dealer Manager:	Eagle Point Securities LLC 600 Steamboat Road, Suite 202 Greenwich, CT 06830 Attention: Legal

Any party may change its address specified above by giving the other party notice of such change in accordance with this Section 16.

17.	No Partnership.

Nothing in this Agreement shall be construed or interpreted to constitute the Dealer Manager as an employee, agent or representative of, or in association with or in partnership with, the Fund; instead, this Agreement shall only constitute the Dealer Manager as a dealer authorized to sell the Offered Shares according to the terms set forth in the registration statement and the Memorandum as amended and supplemented and in this Agreement.

18.	Severability.

The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

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If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.

Very truly yours,

“FUND”

Eagle Point Trinity SENIOR Secured Lending CompanY

By:
Name:
Title:

Accepted and agreed as of the date first above written:

“DEALER MANAGER”

EAGLE POINT SECURITIES LLC

By:
Name:
Title:

EXHIBIT 1

FORM OF PARTICIPATING BROKER-DEALER AGREEMENT

Eagle Point Trinity Senior Secured Lending Company

Shares of Beneficial Interest, no par value per share

PARTICIPATING BROKER-DEALER AGREEMENT

[●], 2025

Ladies and Gentlemen:

Subject to the terms described herein below, Eagle Point Securities LLC, as the managing dealer (the “Dealer Manager”) for Eagle Point Trinity Senior Secured Lending Company (the “Fund”), a Delaware statutory trust that has elected to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), invites you (“Participating Broker-Dealer”) to participate in the distribution of shares of beneficial interest of the Fund, no par value per share (the “Offered Shares”) (such offering, the “Offering”), to be issued and sold (i) to persons who are “accredited investors” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. Except as otherwise provided in the Fund’s confidential private placement memorandum (as may be amended or supplemented from time to time, the “Memorandum”), the Offered Shares will be sold at a purchase price equal to the Fund’s then current net asset value (“NAV”) per share (as calculated in accordance with the procedures described in the Memorandum), plus any applicable selling commissions and dealer manager fees the “Offering Price”).

I.              Dealer Manager Agreement

Eagle Point Credit Management LLC, a Delaware limited liability company, is the investment adviser of the Fund (the “Adviser”). The Dealer Manager has entered into a dealer manager agreement with the Fund dated August 28, 2025 (the “Dealer Manager Agreement”). Upon effectiveness of this Participating Broker-Dealer Agreement (this “Agreement”) pursuant to Section XIV below, you will become one of the Participating Broker-Dealers referred to in the Dealer Manager Agreement and will be entitled and subject to the representations, warranties and covenants contained in the Dealer Manager Agreement relating to the rights and obligations of a Participating Broker-Dealer, including, but not limited to, the provisions of Sections 3.5 and 5.3 regarding suspension of offers and sales of Offered Shares, Section 5.1 regarding solicitation of subscriptions of Offered Shares, Section 5.2 regarding regulatory compliance, Section 6, wherein each of the Participating Broker-Dealers severally agrees to indemnify and hold harmless the Fund, the Adviser, the Dealer Manager and their respective officers, trustees, directors, employees, members, partners, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act, Section 14 regarding submission of subscriptions for Offered Shares, and Section 15 regarding suitability of investors and compliance procedures for offers and sales of Offered Shares. Except as otherwise set forth herein, capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Dealer Manager Agreement. The Offered Shares are offered solely through broker-dealers who are members in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Participating Broker-Dealer hereby agrees to use its best efforts to sell the Offered Shares for cash on the terms and conditions stated in the Memorandum. Nothing in this Agreement shall be deemed or construed to make Participating Broker-Dealer an employee, agent, representative, or partner of the Dealer Manager or the Fund, and Participating Broker-Dealer is not authorized to act for the Dealer Manager or the Fund or to make any representations on their behalf except as set forth in the Memorandum and any printed sales literature or other materials prepared by the Fund, the Adviser or the Dealer Manager, provided that the use of said sales literature and other materials has been approved for use by the Fund in writing and all appropriate regulatory agencies (the “Authorized Sales Materials”). In the event that the Fund uses printed materials in connection with the Offering prepared by the Fund, the Adviser or the Dealer Manager intended for “broker-dealer use only,” Participating Broker-Dealer shall use such “broker-dealer use only” materials in accordance with Section VII below.

II.            Submission of Orders

Each person desiring to purchase Offered Shares in the Offering will be required to complete and execute an Subscription Agreement and to deliver to Participating Broker-Dealer such completed Subscription Agreement, together with a check, draft or wire (hereinafter referred to as a “Subscription Payment”) for the purchase price of the Offered Shares except for accounts opened or maintained pursuant to the networking system of the National Securities Clearing Corporation (“NSCC”), to the extent applicable. Accounts opened or maintained pursuant to the networking system of NSCC will be governed by applicable NSCC rules and procedures, and any agreement or other arrangement with the Dealer Manager relating to networking. There shall be a minimum initial purchase by any one purchaser of $2,500 (except as otherwise indicated in the Memorandum, or in any letter or memorandum from the Fund to the Dealer Manager). Additional purchases of Offered Shares shall be in increments of $500 per transaction, except for Shares issued pursuant to the Fund’s distribution reinvestment plan (the “DRIP”), as described in the Memorandum. Any minimum purchase amount may be waived in the sole discretion of the Fund. Persons who purchase Offered Shares shall make their Subscription Payments payable to “Computershare Trust Company, N.A., as EA for Eagle Point Trinity Senior Secured Lending Company.”

The Participating Broker-Dealer receiving an Subscription Agreement and Subscription Payment not conforming to the foregoing instructions or for a sale of Offered Shares not meeting the offering terms and conditions of the Memorandum, shall return such Subscription Agreement and Subscription Payment to such subscriber not later than the end of the second business day following receipt by the Participating Broker-Dealer of such materials. Subscription Agreements and Subscription Payments received by the Participating Broker-Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section II.

(a)            If the Participating Broker-Dealer conducts its internal supervisory review at the same location at which Subscription Agreements and Subscription Payments are received from subscribers, then, by noon of the next business day following receipt by the Participating Broker-Dealer, the Participating Broker-Dealer will transmit the Subscription Agreements and Subscription Payment for deposit to the Fund or its designated escrow agent.

(b)            If the Participating Broker-Dealer conducts its internal supervisory review at a different location (the “Final Review Office”), Subscription Agreements and Subscription Payments will be transmitted by the Participating Broker-Dealer to the Final Review Office by noon of the next business day following receipt by the Participating Broker-Dealer. The Final Review Office will, in turn, by noon of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and Subscription Payment for deposit to the Fund or its designated escrow agent.

Participating Broker-Dealer understands that the Fund reserves the unconditional right to reject any order, in whole or in part, for any or no reason.

Notwithstanding the foregoing, with respect to any Offered Shares to be purchased by a custodial account, the Participating Broker-Dealer shall cause the custodian of such account to deliver a completed Subscription Agreement and Subscription Payment for such account directly for deposit to the Fund or its designated escrow agent. The Participating Broker-Dealer shall furnish with each delivery of Subscription Payments a list of the subscribers showing the name, U.S. address, tax identification number, state of residence, dollar amount of Offered Shares subscribed for, and the amount of money paid.

III.           Pricing

Except as otherwise provided in the Memorandum, the Offered Shares shall be offered to prospective investors at the Offering Price and in accordance with the offering terms and conditions as set forth in the Memorandum and payable in cash. Except as otherwise indicated in the Memorandum or in any letter or memorandum sent to Participating Broker-Dealer by the Fund or Dealer Manager, a minimum initial purchase of $2,500 in Offered Shares is required. Minimum subsequent purchases of Offered Shares shall be $500 per transaction. The Fund will sell the Offered Shares on a continuous basis at the Offering Price per Offered Share, subject to the adjustments described in or otherwise provided in the Memorandum. Each person desiring to purchase Offered Shares using an Subscription Agreement in the Offering must submit subscriptions for a certain dollar amount, rather than a number of Offered Shares and, as a result, may receive fractional Offered Shares.

For shareholders of the Fund who participate in the DRIP, the cash otherwise distributable to them will be invested in additional shares of the Offered Shares. No selling commissions or dealer manager fees (as defined below) will be paid with respect to shares issued under the DRIP. The Fund will pay the plan administrator’s fees under the DRIP.

The Offered Shares are non-assessable. Participating Broker-Dealer hereby agrees to place any order for the full purchase price except as otherwise provided in the Memorandum.

IV.           Participating Broker-Dealer’s Compensation

Except as described in the Memorandum, the up-front sales load applicable to the Offered Shares sold by Participating Broker-Dealer is as provided in Schedule 1. The up-front sales load provided in Schedule 1 includes an up-front selling commission (the “Up-Front Selling Commissions”) and dealer manager fee (the “Dealer Manager Fees” and, together with the Up-Front Selling Commissions, the “Selling Commissions”) which the Dealer Manager may reallow. For purposes of Schedule 1, a “sale of Offered Shares” shall occur following the release from escrow of the Offering proceeds, and if and only if a transaction has closed with a securities purchaser pursuant to all applicable offering and subscription documents and the Fund has thereafter distributed the Up-Front Selling Commission to the Dealer Manager in connection with such transaction.

The Dealer Manager will reallow all or a portion of the distribution and/or service fees, Up-Front Selling Commissions and Dealer Manager Fees to Participating Broker-Dealer as is provided in Schedule 1 in its sole discretion as an upfront marketing support fee, provided that Participating Broker-Dealer has agreed to provide marketing and due diligence services as set forth in Schedule 1.

See Schedule 1 for further details regarding the Selling Commissions.

Participating Broker-Dealer hereby waives any and all rights to receive payment of the Selling Commissions due until such time as the Dealer Manager is in receipt of such Selling Commissions from the Fund. Participating Broker-Dealer affirms that the Dealer Manager’s liability for Selling Commissions payable is limited solely to the proceeds received associated therewith.

Participating Broker-Dealer acknowledges and agrees that no commissions, payments or amount whatsoever will be paid to Participating Broker-Dealer in respect of the purchase of Offered Shares by a Participating Broker-Dealer (or its registered representative), in its individual capacity, or by a retirement plan of such Participating Broker-Dealer (or its registered representative), or by an officer, trustee, director or employee of the Fund, the Adviser or their respective affiliates.

The parties hereby agree that the foregoing underwriting compensation, including the Selling Commissions, are not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the Offered Shares, that Participating Broker-Dealer’s interest in the offering is limited to such compensation from the Dealer Manager and Participating Broker-Dealer’s indemnity referred to in Section 6 of the Dealer Manager Agreement, and that the Fund is not liable or responsible for the direct payment of such Selling Commissions to Participating Broker-Dealer. In addition, as set forth in the Memorandum, the Fund may reimburse Participating Broker-Dealers for reasonable out-of-pocket due diligence expenses incurred by such Participating Broker-Dealers. Participating Broker-Dealer shall provide a detailed and itemized invoice for any such due diligence expenses.

Notwithstanding anything to the contrary above, the parties agree that Participating Broker-Dealer shall not be entitled to receive Selling Commissions with respect to advisory program clients (“Consulting Clients”); however, for the avoidance of doubt, the parties hereto agree that Participating Broker-Dealer shall be entitled to receive any applicable service fees with respect to Consulting Clients.

Participating Broker-Dealer shall have the right to rebate to Consulting Clients any service or distribution fees received in connect with a Consulting Client, it being understood that Participating Broker-Dealer will receive separate compensation directly from such Consulting Clients.

V.            Payment

Payments of any Selling Commissions will be made by the Dealer Manager (or by the Fund as the agent of the Dealer Manager, as provided in the Dealer Manager Agreement) to Participating Broker-Dealer within thirty (30) days of the receipt by the Dealer Manager of the gross Selling Commission from the Fund.

Participating Broker-Dealer, in its sole discretion, may authorize Dealer Manager (or by the Fund as the agent of the Dealer Manager, as provided in the Dealer Manager Agreement) to deposit Selling Commissions and other payments due to it pursuant to this Agreement directly to its bank account. If Participating Broker-Dealer so elects, Participating Broker-Dealer shall provide such deposit authorization and instructions in Schedule 2 to this Agreement.

VI.           Right to Reject Orders or Cancel Sales

All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Fund, which reserves the right to reject any order, in whole or in part, for any or no reason. Orders not accompanied by an Subscription Agreement and executed signature page thereto and the required Subscription Payment for the Offered Shares may be rejected. Issuance and delivery of the Offered Shares will be made only after actual receipt of payment therefor. If any Subscription Payment is not paid upon presentment, or if the Fund is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Offered Shares within fifteen (15) days of sale, the Fund reserves the right to cancel the sale without notice. In the event an order is rejected, canceled or rescinded for any reason, Participating Broker-Dealer agrees to return to the Dealer Manager within thirty (30) days thereafter any Selling Commission theretofore paid with respect to such order, and, if Participating Broker-Dealer fails to so return any such Selling Commission, the Dealer Manager shall have the right to offset amounts owed against future Selling Commissions due and otherwise payable to Participating Broker-Dealer.

VII.         Memorandum and Authorized Sales Materials

Participating Broker-Dealer is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the Offered Shares except as set forth in the Memorandum and the Authorized Sales Materials. The Dealer Manager will supply Participating Broker-Dealer with reasonable quantities of the Memorandum, and any supplements thereto or amendments thereof, as well as any Authorized Sales Materials, for delivery to investors, and Participating Broker-Dealer will deliver a copy of the Memorandum, and any supplements thereto or amendments thereof, to each investor to whom an offer is made prior to or simultaneously with the first offer to sell the Offered Shares to an investor. Participating Broker-Dealer agrees that it will not send or give any supplements to the Memorandum, and any supplements thereto or amendments thereof, or any Authorized Sales Materials to that investor unless it has previously sent or given a Memorandum, and any supplements thereto or amendments thereof, to that investor or has simultaneously sent or given a Memorandum, and any supplements thereto or amendments thereof, or Authorized Sales Materials. Participating Broker-Dealer agrees that it will not show or give to any investor or prospective investor or reproduce any material or writing which is supplied to it by the Dealer Manager and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Offered Shares to prospective investors. Participating Broker-Dealer agrees that it will not use in connection with the offer or sale of Offered Shares any materials or writings which have not been previously approved by the Fund in writing other than the Memorandum and the Authorized Sales Materials. Participating Broker-Dealer agrees to comply with all the applicable requirements under the Securities Act , the private placement procedures set forth in the Memorandum, conduct rules of FINRA or its predecessor and any other foreign, state or local securities or other laws or rules of FINRA or any other applicable self-regulatory agency in offering and selling Offered Shares. Participating Broker-Dealer acknowledges that it understands that the Fund is relying on Section 506 of Regulation D under the Securities Act with respect to the Offered Shares. In furtherance of the foregoing, the Participating Broker-Dealer represents and warrants that neither it, nor any of its managers or managing members (if any), nor any Participating Broker-Dealer director, executive officer or other officer participating in the offering of the Fund, nor any employee or agent of the Participating Broker-Dealer that shall receive remuneration (directly or indirectly) for the provision of services under this Agreement, nor any other person construed as a “covered person” pursuant to Rule 506 of Regulation D (each, a “Covered Person”) is the subject of any of the acts enumerated in Rule 506(d)(i) through (viii) thereof (each, a “Disqualifying Event”). The Participating Broker-Dealer will immediately notify the Fund if it becomes aware of any Covered Person who is or becomes the subject of a Disqualifying Event.

VIII.        License and Association Membership

Participating Broker-Dealer’s acceptance of this Agreement constitutes a representation to the Fund and the Dealer Manager that Participating Broker-Dealer is a properly registered or licensed broker-dealer, duly authorized to sell Offered Shares under federal and state securities laws and regulations in all states where it offers or sells Offered Shares, and that it is a member in good standing of FINRA. Participating Broker-Dealer represents and warrants that it is currently licensed as a broker-dealer in the jurisdictions identified on Schedule 3 to this Agreement. Participating Broker-Dealer represents and warrants that it is its sole responsibility to ensure that its representatives are properly registered and licensed as required by any applicable law, rule or regulation. This Agreement shall automatically terminate if Participating Broker-Dealer ceases to be a member in good standing of FINRA or with the securities commission of the state in which Participating Broker-Dealer’s principal office is located. Participating Broker-Dealer agrees to notify the Dealer Manager immediately if Participating Broker-Dealer ceases to be a member in good standing of FINRA or with the securities commission of any state in which Participating Broker-Dealer is currently registered or licensed, or in the case of a foreign dealer, so to conform. Participating Broker-Dealer also hereby agrees to abide by the conduct rules set forth in the FINRA rulebook (“FINRA Rules”).

IX.           Anti-Money Laundering Compliance Programs

Participating Broker-Dealer’s acceptance of this Dealer Agreement constitutes a representation to the Fund and the Dealer Manager that Participating Broker-Dealer has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including the Bank Secrecy Act, as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “USA PATRIOT Act”), Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act”) and the Anti-Money Laundering Act of 2020 (each as may be amended from time to time , and implementing regulations thereunder promulgated by the U.S. Department of the Treasury, the Financial Crimes Enforcement Network, FINRA, and the U.S. Securities and Exchange Commission (the “SEC”) Rules (the “Commission Rules”) (collectively, the “AML Rules”) reasonably expected to detect and cause the reporting of suspicious transactions in connection with the sale of Offered Shares. In addition, Participating Broker-Dealer represents that it has established and implemented a program for compliance with Executive Order 13224 and all regulations and programs administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control Department of Commerce, Bureau of Industry and Security, or the Department of State (such regulations and program, “Sanctions,” and such program as established by the Participating Broker-Dealer, “OFAC Program”) and will continue to maintain its OFAC Program during the term of this Agreement. Upon request by the Dealer Manager at any time, Participating Broker-Dealer hereby agrees to (i) furnish a written copy of its AML Program and OFAC Program to the Dealer Manager for review, and (ii) furnish a copy of the findings and any remedial actions taken in connection with Participating Broker-Dealer’s most recent independent testing of its AML Program and/or its OFAC Program.

The parties acknowledge that for the purposes of AML Rules, the investors who purchase Offered Shares through Participating Broker-Dealer are “customers” of Participating Broker-Dealer and not the Dealer Manager. Nonetheless, to the extent that the Dealer Manager deems it prudent, Participating Broker-Dealer shall cooperate with the Dealer Manager’s reasonable requests for information, records and data related to the Fund’s shareholders introduced to, and serviced by, Participating Broker-Dealer (the “Customers”). Notwithstanding the foregoing, Participating Broker-Dealer shall not be required to provide to the Dealer Manager any documentation that, in Participating Broker-Dealer’s reasonable judgment, would cause Participating Broker-Dealer to lose the benefit of attorney-client privilege or other privilege which it may be entitled to assert relating to the discoverability of documents in any civil or criminal proceedings. Participating Broker-Dealer hereby represents that it is currently in compliance with all AML Rules and all OFAC requirements, specifically including, but not limited to, the Customer Due Diligence requirements under 31 C.F.R. § 1023.210(b)(5) and the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act. Participating Broker-Dealer hereby agrees, upon request by the Dealer Manager to (A) provide an annual certification to Dealer Manager that, as of the date of such certification (i) its AML Program and its OFAC Program are consistent with the AML Rules and Sanctions requirements; (ii) it has continued to implement its AML Program and its OFAC Program, and (iii) it is currently in compliance with all AML Rules and Sanctions requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act and beneficial ownership requirements under 31 C.F.R. § 1010.220; and (B) perform and carry out, on behalf of both the Dealer Manager and the Fund, the Customer Identification Program requirements in accordance with Section 326 of the USA PATRIOT Act and applicable SEC and Treasury Department Rules thereunder.

X.            Limitation of Offer; Suitability

Participating Broker-Dealer will offer Offered Shares only to persons who meet the respective suitability standards for the Offered Shares as set forth in the Memorandum and in accordance with the offering and conditions contained therein, or in any suitability letter or memorandum sent to it by the Fund or the Dealer Manager and will only make offers to persons in the jurisdictions in which it is advised in writing that the Offered Shares are qualified for sale or that such qualification is not required. Offered Shares are available for purchase by persons meeting the suitability standards described in the Memorandum. Notwithstanding the qualification of the Offered Shares for sale in any respective jurisdiction (or the exemption therefrom), Participating Broker-Dealer represents, warrants and covenants that it will not offer Offered Shares and will not permit any of its registered representatives to offer Offered Shares in any jurisdiction unless both Participating Broker-Dealer and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Offered Shares, Participating Broker-Dealer will comply with the provisions of FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors.

Participating Broker-Dealer further represents, warrants and covenants that neither Participating Broker-Dealer, nor any person associated with Participating Broker-Dealer, shall offer or sell Offered Shares in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (a) applicable provisions described in the Memorandum, including minimum income and net worth standards; (b) applicable laws of the jurisdiction of which such investor is a resident; or (c) applicable FINRA Rules. Participating Broker-Dealer agrees to ensure that, in recommending the purchase, sale or exchange of Offered Shares to an investor, Participating Broker-Dealer, or a person associated with Participating Broker-Dealer, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the SEC, any state securities commission, FINRA or the Fund) concerning his or her age, investment objectives, investment experience, income, net worth, other investments, financial situation and needs, and any other information known to Participating Broker-Dealer, or person associated with Participating Broker-Dealer, that (i) the investor can reasonably benefit from an investment in the Offered Shares based on the investor’s overall investment objectives and portfolio structure, (ii) the investor is able to bear the economic risk of the investment based on the investor’s overall financial situation, and (iii) the investor has an apparent understanding of (A) the fundamental risks of the investment, (B) the risk that the investor may lose his or her entire investment in the Offered Shares, (C) the lack of liquidity of the Offered Shares, (D) the background and qualifications of the Adviser or the persons responsible for directing and managing the Fund, and (E) the tax consequences of an investment in the Offered Shares, provided, however, that for institutional accounts within the meaning of FINRA Rule 2111, the Participating Broker-Dealer will ensure compliance with the requirements of Rule 2111 and any applicable state law with respect to institutional accounts. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Offered Shares or by the beneficiary of such fiduciary account. Participating Broker-Dealer further represents, warrants and covenants that Participating Broker-Dealer, or a person associated with Participating Broker-Dealer, will make every reasonable effort to determine the suitability and appropriateness of an investment in Offered Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Offered Shares pursuant to a subscription solicited by Participating Broker-Dealer, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained, or accounts hereafter established. Participating Broker-Dealer agrees to retain such documents and records in Participating Broker-Dealer’s records for a period of six years from the date of the applicable sale of Offered Shares, to otherwise comply with the record keeping requirements provided in Section XII below and to make such documents and records available to (i) the Dealer Manager and the Fund upon request, and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon Participating Broker-Dealer’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency. Participating Broker-Dealer further represents, warrants and covenants that it will notify Dealer Manager in writing if an investment in the Offered Shares becomes no longer suitable or appropriate for a proposed investor prior to the acceptance of the order by the Fund. Participating Broker-Dealer shall not purchase any Offered Shares for a discretionary account without obtaining the prior written approval of Participating Broker-Dealer’s customer and his or her signature on an Subscription Agreement.

Participating Broker-Dealer further represents, warrants and covenants that neither Participating Broker-Dealer, nor any person associated with Participating Broker-Dealer, shall use any form of “general solicitation” or “general advertising” (within the meaning of Rule 502(c) of Regulation D) in making offers of the Offered Shares. Without limiting the foregoing, the Dealer Manager will not conduct the Offering or offer or sell the Shares by means of: (a) any advertisement, article, notice or other communication mentioning the Offering or the Offered Shares published in any newspaper, magazine or similar medium, cold mass mailings, broadcast over television, radio or the internet, or an e-mail message sent to a large number of previously unknown persons; (b) any seminar or meeting, the attendees of which have been invited by any general solicitation or general advertising; or (c) any letter, circular, notice or other written communication constituting a form of general solicitation or general advertising. The Participating Broker-Dealer further represents, warrants and covenants that the Participating Broker-Dealer, and person associated with Participating Broker-Dealer, shall only offer and sell the Offered Shares (i) to persons who are “accredited investors” within the meaning of Regulation D under the Securities Act and (ii) to non-U.S. persons outside the United States, provided that such offer and sale is in compliance with Regulation S under the Securities Act.

XI.           Due Diligence; Adequate Disclosure

Prior to offering the Offered Shares for sale, Participating Broker-Dealer shall have conducted an inquiry (the “Diligence Review”) such that Participating Broker-Dealer has reasonable grounds to believe, based on information made available to Participating Broker-Dealer by the Fund or the Dealer Manager through the Memorandum or other materials, that all material facts are adequately and accurately disclosed and provide a basis for evaluating a purchase of Offered Shares. In determining the adequacy of disclosed facts pursuant to the foregoing, Participating Broker-Dealer may obtain, upon request, information on material facts relating at a minimum to the following: (i) items of compensation; (ii) tax aspects; (iii) financial stability and experience of the Fund and its Adviser; (iv) conflicts and risk factors; and (v) other pertinent reports. Notwithstanding the foregoing, Participating Broker-Dealer may rely upon the results of an inquiry conducted by an independent third party retained for that purpose or another Participating Broker-Dealer, provided that: (i) such Participating Broker-Dealer has reasonable grounds to believe that such inquiry was conducted with due care by said independent third party or such other Participating Broker-Dealer; (ii) the results of the inquiry were provided to Participating Broker-Dealer with the consent of the other Participating Broker-Dealer conducting or directing the inquiry; and (iii) no Participating Broker-Dealer that participated in the inquiry is an affiliate of the Fund or its Adviser. Prior to the sale of the Offered Shares, Participating Broker-Dealer shall inform each prospective purchaser of Offered Shares of pertinent facts relating to the Offered Shares including specifically the lack of liquidity and lack of marketability of the Offered Shares during the term of the investment but shall not, in any event, make any representation on behalf of the Fund or the Adviser except as set forth in the Memorandum and any Authorized Sales Materials.

XII.         Compliance with Record Keeping Requirements

Participating Broker-Dealer agrees to comply with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. Participating Broker-Dealer further agrees to keep such records with respect to each customer who purchases Offered Shares, his or her suitability and the amount of Offered Shares sold, and to retain such records for such period of time as may be required by the SEC, any state securities commission, FINRA or the Fund.

XIII.        Customer Complaints

Each party hereby agrees to provide to the other party copies of any written or otherwise documented customer complaints received by such party relating in any way to the Offering (including, but not limited to, the manner in which the Offered Shares are offered by the Dealer Manager or Participating Broker-Dealer), the Offered Shares or the Fund in the case of the Dealer Manager, and only in such cases as such complaints relate to the Participating Broker-Dealer, in the case of the Participating Broker-Dealer.

XIV.        Effective Date

This Agreement will become effective upon the last date it is signed by either party hereto. Upon effectiveness of this Agreement, all offers and sales of Offered Shares by Participating Broker-Dealer will be made pursuant to this Agreement exclusively and not through any prior agreement between Participating Broker-Dealer and the Dealer Manager, if any.

XV.         Termination; Survival; Amendment

Participating Broker-Dealer will immediately suspend or terminate its offer and sale of Offered Shares upon the request of the Fund or the Dealer Manager at any time and will resume its offer and sale of Offered Shares hereunder upon subsequent request of the Fund or the Dealer Manager. Any party may terminate this Agreement by written notice, which termination shall be effective 48 hours after such notice is given. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Fund’s trustees who are not “interested persons” (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund’s distribution plan or this Agreement or by vote of a majority of the outstanding voting securities of the Fund or the affected Offered Shares, on not more than sixty (60) days’ written notice to the Dealer Manager and Participating Broker-Dealer. This Agreement and the exhibits and schedules hereto are the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto.

This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Broker-Dealer, and any such amendment shall be deemed accepted by Participating Broker-Dealer upon placing an order for sale of Offered Shares after it has received such notice.

The respective agreements and obligations of Participating Broker-Dealer and the Dealer Manager set forth in Articles I, IV, V, VII, VIII, X, XII, XIII, XIV, XV, XVI, XVII, XVIII, XIX, XX, XXI, XXIV and XXV of this Agreement and Section 5 of the Dealer Manager Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

Notwithstanding the termination of this Agreement or the payment of any amount to Participating Broker-Dealer, Participating Broker-Dealer agrees to pay Participating Broker-Dealer’s proportionate share of any claim, demand or liability asserted against Participating Broker-Dealer and the other Participating Broker-Dealers on the basis that the Participating Broker-Dealers or any of them constitute an association, unincorporated business or other separate entity, including in each case Participating Broker-Dealer’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.

XVI.        Privacy Laws

The Dealer Manager and Participating Broker-Dealer (each referred to individually in this section as a “party”) agree as follows:

(a)            Each party agrees to abide by and comply with (i) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”) and Regulation S-P; (ii) the privacy standards and requirements of any other applicable Federal or state law; and (iii) its own internal privacy policies and procedures, each as may be amended from time to time;

(b)           Each party agrees to refrain from the use or disclosure of non-public personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and

(c)            Each party shall be responsible for determining which customers have opted out of the disclosure of non-public personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights. In the event either party uses or discloses non-public personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that each is prohibited from using or disclosing any non-public personal information of any customer that is identified on the List as having opted out of such disclosures.

XVII.       Electronic Signatures and Electronic Delivery of Documents

If Participating Broker-Dealer has adopted or adopts a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature” (as such term is defined by the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. 7001 et seq., the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where Participating Broker-Dealer is licensed, and applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the SEC and FINRA (collectively, “Electronic Signature Law”)), to the extent the Fund allows the use of Electronic Signature, in whole or in part, Participating Broker-Dealer represents that: (i) each Electronic Signature will be genuine; (ii) each Electronic Signature will represent the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed; and (iii) Participating Broker-Dealer will comply with the terms outlined in the Electronic Signature Use Rules of Engagement attached as Exhibit A hereto. Participating Broker-Dealer agrees to the Electronic Signature Use Indemnity Agreement attached as Exhibit B hereto.

XVIII.     Notice

All notices will be in writing and will be duly given when mailed to:

If to the Fund:	Eagle Point Trinity Senior Secured Lending Company 600 Steamboat Road, Suite 202 Greenwich, CT 06830 Attention: Legal

If to the Dealer Manager:	Eagle Point Securities LLC 600 Steamboat Road, Suite 202 Greenwich, CT 06830 Attention: Legal

and to Participating Broker-Dealer when mailed to the address specified by Participating Broker-Dealer below.

XIX.        Applicable Law and Venue

This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by the laws of the State of New York applicable to contracts formed and to be formed entirely within the State of New York, without regard to the conflicts of laws principles and rules thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction; provided, however, that the governing law for causes of action for violations of federal or state securities law shall be governed by the applicable federal or state securities law.

XX.         Successors and Assigns

Participating Broker-Dealer or Dealer Manager shall not assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the Fund. This Agreement shall be binding upon the Dealer Manager and Participating Broker-Dealer and their respective permitted successors and permitted assigns.

This Agreement may be assigned without prior consent (but upon written notice by assigning party to Fund and Dealer Manager) by either party to any company (i) that acquires all or substantially all of that party’s assets, or into which the party is merged or otherwise reorganized, or (ii) that controls, is controlled by or is under common control with such party.

Notwithstanding the above, upon the applicability of Rule 12b-1 to the Fund, this Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

XXI.        Arbitration

All disputes arising out of or in connection with this Agreement, including without limitation, its existence, validity, interpretation, performance, breach or termination, and any provisions of the Dealer Manager Agreement incorporated into this Agreement, shall be submitted to, and fully and finally resolved by, binding arbitration, conducted on a confidential basis, under the then current commercial arbitration rules of the American Arbitration Association, except to the extent a claim is required to be arbitrated as specified in FINRA rules in which case the FINRA rules of arbitration will apply, in accordance with the terms of this Agreement (including the governing law provisions of this section) and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1–16). All arbitration proceedings, and all documents, pleadings and transcripts associated therewith, shall be kept strictly confidential by all parties, their counsel and other advisors, employees, experts and all others under their reasonable control. Unless the parties otherwise agree, each party shall appoint one arbitrator and the two party-appointed arbitrators shall appoint the third arbitrator, who shall also be the chair of the arbitration panel (the “Arbitrator”). The parties will request that the Arbitrator issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the Arbitrator shall be final and binding, and judgment upon any arbitration award may be entered in any appropriate state or federal court within the County of New York, State of New York or any other court having competent jurisdiction. All arbitration hearings will be held (i) for claims required to be arbitrated as specified in FINRA rules, at the New York FINRA District Office, (ii) in all other cases, in New York, NY, or (iii) in either case, at another mutually agreed upon site. In the event that a third party brings an action or other proceeding against either party to this Agreement (a “Third Party Action”), then the party to this Agreement against which or whom such Third Party Action is brought or asserted, may in such Third Party Action, litigate any related claim which it may have against the other party to this Agreement, including, without limitation, by way of a claim, indemnity, cross-claim, counterclaim, interpleader or other third party action without being obligate to arbitrate the same as otherwise provided in this Section XXI, except to the extent otherwise required in the FINRA rules regarding arbitration. In any such case, the matter which is the subject of such Third Party Action (including any related claims, indemnity, cross-claim, counterclaim, interpleader or other third party action, which either party hereto may have against the other) shall not be subject to arbitration, but shall be resolved exclusively within such Third Party Action. Notwithstanding anything set forth herein to the contrary, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions in aid of arbitration, but such remedies will not be sought as a means to avoid or stay arbitration. In the event a court grants provisional remedies, the duration thereof shall last no longer than the Arbitrator (upon constitution of the arbitration panel) deems necessary to review such provisional remedies and render its own decision. Except as provided otherwise in Section 6 of the Dealer Manager Agreement, in any action or arbitration to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. Each party to this Agreement hereby waives a trial by jury in any legal action or proceeding relating to this Agreement.

XXII.       Severability

The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

XXIII.     Counterparts

This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same agreement. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, which delivery may be made by exchange of copies of the signature page by facsimile or electronic transmission.

XXIV.     No Partnership

Nothing in this Agreement shall be construed or interpreted to constitute Participating Broker-Dealer as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Fund, the Adviser or the other Participating Broker-Dealers; instead, this Agreement shall only constitute Participating Broker-Dealer as a dealer authorized by the Dealer Manager to sell the Offered Shares according to the terms set forth in the Memorandum, as amended and supplemented, and in this Agreement.

XXV.      Confidentiality

Dealer Manager, the Fund, the Adviser or one of their affiliates or employees, agents or advisers (“Representatives”) (all such entities and persons, each an “Eagle Point Entity”, and collectively, the “Eagle Point Entities”) may have provided and will furnish to Participating Broker-Dealer or its affiliates or Representatives with certain information that is either non-public, confidential or proprietary in nature in order to enable Participating Broker-Dealer to perform a diligence review. This information furnished to Participating Broker-Dealer or its affiliates or Representatives, including the terms and conditions of any agreements entered into between Participating Broker-Dealer or its affiliates and any Eagle Point Entity, together with analyses, compilations, forecasts, studies or other documents prepared by Participating Broker-Dealer or its affiliates or Representatives which contain or otherwise reflect such information is hereinafter referred to as the “Information.” The term Information shall not include such portions of the Information which (i) are or become generally available to the public other than as a result of a disclosure by Participating Broker-Dealer or its affiliates or Representatives in violation of this Agreement, or (ii) become available to Participating Broker-Dealer on a non-confidential basis from a source other than an Eagle Point Entity that has a bona fide right to such Information and which is not subject to any obligation to keep such Information confidential. In consideration of the Eagle Point Entities furnishing Participating Broker-Dealer or its affiliates or Representatives with the Information, Participating Broker-Dealer agrees that:

(a)            The Information will be kept confidential and shall not, without an Eagle Point Entity’s prior written consent, be disseminated or disclosed by Participating Broker-Dealer or its affiliates or Representatives, in any manner whatsoever, in whole or in part, and shall not be used by Participating Broker-Dealer or its affiliates or Representatives, other than in connection with performing the diligence review contemplated by Section XI of this Agreement. Moreover, Participating Broker-Dealer agrees to reveal the Information only to such of its affiliates or Representatives who need to know the Information for the purpose of performing the diligence review contemplated by Section XI of this Agreement, who are informed by Participating Broker-Dealer of the confidential nature of the Information and who agree to act in accordance with the terms and conditions of this Section XXV.

(b)            All copies of the Information will be returned to the Eagle Point Entities or destroyed upon an Eagle Point Entity’s request.

(c)            In the event that Participating Broker-Dealer or any of its affiliates or Representatives are requested or required (by oral questions, depositions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose any of the Information, Participating Broker-Dealer will provide the Eagle Point Entities with prompt written notice so that any of the Eagle Point Entities may seek a protective order, other appropriate remedy or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that an Eagle Point Entity waives compliance with the provisions of this Agreement, Participating Broker-Dealer shall disclose such Information without liability hereunder; provided, however, that Participating Broker-Dealer will furnish only that portion of the Information which, in the opinion of its counsel, Participating Broker-Dealer is compelled to disclose and will not oppose any action by an Eagle Point Entity to obtain reliable assurance that confidential treatment will be accorded the Information. Participating Broker-Dealer further agrees to exercise its reasonable efforts to otherwise preserve the confidentiality of the Information. Upon reasonable notice, Participating Broker-Dealer further agrees to cooperate with the Eagle Point Entities in obtaining a protective order or other appropriate remedy.

(d)            In no event shall any of the Eagle Point Entities be liable for any losses, damages, claims or expenses incurred or actions undertaken by Participating Broker-Dealer or its affiliates or Representatives as a result of their receipt of the Information or their use thereof. Participating Broker-Dealer agrees that the Information is and shall remain the property of the Eagle Point Entities and that none of the Eagle Point Entities has granted Participating Broker-Dealer or its affiliates or Representatives any license, copyright, or similar right with respect to any of the Information.

(e)            Participating Broker-Dealer hereby acknowledges that Participating Broker-Dealer is aware, and that Participating Broker-Dealer will advise its affiliates or Representatives who have been provided with Information, that the United States securities laws prohibit any person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Participating Broker-Dealer further acknowledges that some or all of the Information is or may be price-sensitive information and that the use of such Information may be regulated or prohibited by applicable legislation relating to insider dealing and Participating Broker-Dealer undertakes, on behalf of itself and its Representatives, not to use any Information for any unlawful purpose.

(f)            The Eagle Point Entities have the right to enforce this Section XXV as a third-party beneficiary.

[Signatures Appear on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on its behalf by its duly authorized agent.

“DEALER MANAGER”

Eagle Point Securities LLC

By:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the jurisdictions identified below represent a true and correct list of all jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities, and we agree to advise you of any change in such list during the term of this Agreement.

1.	Identity of Participating Broker-Dealer:

Full Legal Name:
(to be completed by Participating Broker-Dealer)

Type of Entity:
(to be completed by Participating Broker-Dealer)

Organized in the State of:
(to be completed by Participating Broker-Dealer)

Tax Identification Number:
(to be completed by Participating Broker-Dealer)

FINRA/CRD Number:
(to be completed by Participating Broker-Dealer)

2.	Any notice under this Agreement will be deemed given pursuant to Section XVIII hereof when delivered to Participating Broker-Dealer as follows:

Company Name:
Attention to:	(Name)
(Title)
Street Address:

City, State and Zip Code:
Telephone No.:
Facsimile No.:
Email Address:

Accepted and agreed as of the date below:

“PARTICIPATING BROKER-DEALER”	“FUND”

Eagle Point Trinity Senior Secured Lending Company
(Print Name of Participating Broker-Dealer)

By:		By:
	Name:		Name:
	Title:		Title:
	Date:		Date:

SCHEDULE 1

TO

PARTICIPATING BROKER-DEALER AGREEMENT WITH

EAGLE POINT SECURITIES LLC (“DEALER MANAGER”)

Check the applicable row on the table below for sales of the Offered Shares under this Agreement.

Selected by Participating Broker-Dealer (X)	Sales Load(1)	Upfront Selling Commission (1)	Dealer Manager Fee (2), (3)
[ ]	6.75%	6.00%	0.75%
[ ]	6.50%	5.75%	0.75%
[ ]	6.00%	5.25%	0.75%
[ ]	5.50%	4.75%	0.75%
[ ]	5.00%	4.25%	0.75%
[ ]	4.50%	3.75%	0.75%
[ ]	4.00%	3.25%	0.75%
[ ]	3.50%	2.75%	0.75%
[ ]	3.00%	2.25%	0.75%
[ ]	2.50%	1.75%	0.75%
[ ]	2.00%	1.25%	0.75%
[ ]	1.50%	0.75%	0.75%
[ ]	1.00%	0.25%	0.75%
[ ]	0.75%	0.00%	0.75%
[ ]	0.00%	0.00%	0.00%

(1)	The Fund offers volume discounts to individual investors whose discrete purchases exceed certain thresholds. For every $1,000,000 of individual investor purchase volume, the total sales load will decrease by 0.5% until reaching a minimum sales load of 2.0%.

(2)	Paid on Shares sold in the Offering, excluding Shares issued pursuant to the Fund’s distribution reinvestment plan, as provided in this Agreement and in the Memorandum. Percentages are based on offering price per share.

(3)	Eligibility to receive a reallowance of the Upfront Selling Commission or the Dealer Manager Fee is conditioned upon the Participating Broker-Dealer’s compliance with one or more of the following conditions. Any determination regarding the Participating Broker-Dealer’s compliance with the listed conditions will be made by the Dealer Manager, in its sole discretion.

●	The Participating Broker-Dealer has and uses internal marketing support personnel (such as telemarketers, or a marketing director) to assist the Dealer Manager’s marketing team;

●	The Participating Broker-Dealer has and uses internal marketing communications vehicles, such as newsletters, conference calls, discs and internal mail to promote the Fund and the Offering;

●	The Participating Broker-Dealer will answer investors’ inquiries concerning quarterly statements, valuations, distribution rates, tax information, annual reports, reinvestment rights and procedures, and the financial status of the Fund;

●	The Participating Broker-Dealer will assist investors with reinvestments;

●	The Participating Broker-Dealer will maintain the technology necessary to adequately service the Fund’s investors as otherwise associated with the Offering; and

●	The Participating Broker-Dealer will provide other services requested by investors from time to time.

Broker-Dealer Reallowance: ____________% on price paid per share on all sales under this Agreement.

SCHEDULE 2

TO

PARTICIPATING BROKER-DEALER AGREEMENT WITH

EAGLE POINT SECURITIES LLC (“DEALER MANAGER”)

NAME OF ISSUER:	Eagle Point Trinity Senior Secured Lending Company
NAME OF PARTICIPATING BROKER-DEALER:
SCHEDULE TO AGREEMENT DATED:

Participating Broker-Dealer hereby authorizes the Dealer Manager or its agent to deposit Selling Commissions and other payments due to it pursuant to this Participating Broker-Dealer Agreement to its bank account specified below. This authority will remain in force until Participating Broker-Dealer notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Participating Broker-Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to Participating Broker-Dealer for an amount not to exceed the amount of the erroneous deposit. Instructions provided pursuant to this Schedule 2 will supersede the instructions provided by Participating Broker-Dealer with respect to all other funds sponsored by EAGLE POINT CREDIT MANAGEMENT LLC (“EAGLE POINT”).

☐ ACH	☐ Wire

Bank Name:
Bank Address:
Bank Routing Number:
Account Number:

“PARTICIPATING BROKER-DEALER”

(Print Name of Participating Broker-Dealer/Beneficiary)

By:
Name:
Title:
Date:

SCHEDULE 3

TO

PARTICIPATING BROKER-DEALER AGREEMENT WITH

EAGLE POINT SECURITIES LLC

Participating Broker-Dealer represents and warrants that it is currently licensed as a broker-dealer in the following jurisdictions:

☐	Alabama	☐	Nebraska
☐	Alaska	☐	Nevada
☐	Arizona	☐	New Hampshire
☐	Arkansas	☐	New Jersey
☐	California	☐	New Mexico
☐	Colorado	☐	New York
☐	Connecticut	☐	North Carolina
☐	Delaware	☐	North Dakota
☐	District of Columbia	☐	Ohio
☐	Florida	☐	Oklahoma
☐	Georgia	☐	Oregon
☐	Hawaii	☐	Pennsylvania
☐	Idaho	☐	Puerto Rico
☐	Illinois	☐	Rhode Island
☐	Indiana	☐	South Carolina
☐	Iowa	☐	South Dakota
☐	Kansas	☐	Tennessee
☐	Kentucky	☐	Texas
☐	Louisiana	☐	Utah
☐	Maine	☐	Vermont
☐	Maryland	☐	Virginia
☐	Massachusetts	☐	Washington
☐	Michigan	☐	West Virginia
☐	Minnesota	☐	Wisconsin
☐	Mississippi	☐	Wyoming
☐	Missouri
☐	Montana

EXHIBIT A

ELECTRONIC SIGNATURE USE RULES OF ENGAGEMENT

In consideration of the Fund allowing Participating Broker-Dealer and Participating Broker-Dealer’s clients to authorize certain account-related transactions and/or requests, in whole or in part, by Electronic Signature (as such term is defined in Section XVII hereof), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Participating Broker-Dealer does hereby, for itself and its successors and permitted assigns, covenant and agree:

1.	That Participating Broker-Dealer has selected an appropriate electronic signature technology that: (a) adheres to applicable Electronic Signature Law; (b) provides a visible indication that an Electronic Signature was affixed to the relevant document and displays the date on which such Electronic Signature was affixed thereto; (c) employs an authentication process to establish signer credentials (the “Authentication Process”); (d) prevents the Electronic Signature from repudiation; (e) protects the signed record from undetected and unauthorized alteration after signing; and (f) utilizes a password protected, encrypted interface to provide client access to documents to be signed electronically or which have previously been signed electronically. The Authentication Process will comply with the Customer Identification Program requirements of the USA Patriot Act.

2.	That (a) Participating Broker-Dealer shall advise clients that participation in the Electronic Signature program is optional; (b) clients must expressly opt into the Electronic Signature program to participate; (c) any client that fails to make an election will execute paper subscription documents; (d) clients may terminate their participation in the Electronic Signature program at any time; (e) clients that elect to participate in the Electronic Signature program will have the ability to elect to receive the Memorandum and other materials electronically or in paper form; (f) the same investment opportunities will be available to the client, regardless of whether the client participates in the Electronic Signature program; (g) the use of Electronic Signatures will not affect the Participating Broker-Dealer’s obligation to make the suitability determinations that are required under the Participating Broker-Dealer Agreement and the Dealer Manager Agreement; and (h) Participating Broker-Dealer maintains and will comply with written policies and procedures covering its use of Electronic Signatures.

3.	That Participating Broker-Dealer will maintain a copy (the “Record”) of each Electronic Signature used to execute a transaction and/or request for the life of the account and a minimum of seven years after the account is closed, or for such longer period as any law, rule or regulation may require. Participating Broker-Dealer will provide such Record to the Fund and/or the Dealer Manager upon request. Supporting documentation for the use of any Electronic Signature will be maintained and available to the Fund and/or the Dealer Manager upon request. Participating Broker-Dealer will maintain all Records in accordance with applicable recordkeeping obligations under state and federal securities laws and regulations and all applicable FINRA rules and regulations.

4.	Electronic Signature may only be used to the extent permitted by the Fund.

5.	That the consent of Participating Broker-Dealer’s client will be obtained for the use of Electronic Signature prior to delivery of any Electronic Signature to the Dealer Manager or the Fund. For each transaction and/or request submitted, the signer must be informed that an Electronic Signature is being created. If a party must sign a single document in more than one place, a separate signature or expression of intent to sign will be obtained for each location where a signature is required. If multiple documents are to be signed, a separate signature or expression of intent to sign will be obtained for each document.

6.	That, if Electronic Signature credentials may be used multiple times, Participating Broker-Dealer will use a procedure to identify and de-activate expired, withdrawn or compromised credentials. Participating Broker-Dealer will establish procedures for removing Electronic Signature credentials when a client no longer wishes to participate in the use of Electronic Signature.

7.	Participating Broker-Dealer may not limit its clients to the use of Electronic Signature or electronic delivery of documents only. Participating Broker-Dealer will allow its clients to elect to sign any document with a manual signature. Participating Broker-Dealer will allow its clients to elect to receive any document in paper format. Participating Broker-Dealer may not charge its clients different fees or expenses based on their clients election to participate, or not to participate, in the Electronic Signature program.

EXHIBIT B

ELECTRONIC SIGNATURE USE INDEMNITY AGREEMENT

The Participating Broker-Dealer has adopted a process by which clients may authorize certain account-related transactions or requests, in whole or in part, evidenced by Electronic Signature (as such term is defined in Section XVII hereof). In consideration of the Fund allowing Participating Broker-Dealer and its clients to certain account-related transactions and/or requests, in whole or in part, by Electronic Signature, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Participating Broker-Dealer does hereby, for itself and its successors and permitted assigns, covenant and agree to indemnify and hold harmless the Fund, the Dealer Manager, each of their affiliates and each of their and their affiliates’ officers, directors, trustees, agents and employees, in whatever capacity they may act, from and against any and all claims (whether groundless or otherwise), losses, liabilities, damages and expenses, including, but not limited to, costs, disbursements and reasonable counsel fees (whether incurred in connection with such claims, losses, liabilities, damages and expenses or in connection with the enforcement of any rights hereunder), arising out of or in connection with the Participating Broker-Dealer’s representations or covenants set forth in Section XVII hereof or the representations described below.

The Participating Broker-Dealer represents that it will comply with the terms outlined in the Electronic Signature Use Rules of Engagement attached hereto as Exhibit A. Participating Broker-Dealer represents that the Fund may accept any Electronic Signature without any responsibility to verify or authenticate that it is the signature of Participating Broker-Dealer’s client given with such client’s prior authorization and consent. Participating Broker-Dealer represents that the Fund may act in accordance with the instructions authorized by Electronic Signature without any responsibility to verify that Participating Broker-Dealer’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Participating Broker-Dealer’s client received all disclosures required by applicable Electronic Signature Law. Participating Broker-Dealer agrees to provide a copy of each Electronic Signature and further evidence supporting any Electronic Signature upon request by the Fund.

EXHIBIT 2

COMPENSATION

The Fund agrees that it will pay to the Dealer Manager a portion of the sales load as specified in the Participating Broker-Dealer Agreement and in the Memorandum (which is comprised of an Up-Front Selling Commission of up to 6.00% and Dealer Manager Fee of up to 0.75% (as a percent of the price per share)). In accordance with the Participating Broker-Dealer Agreement, the Dealer Manager may reallow all or a portion of the distribution and/or service fees, Up-Front Selling Commissions and Dealer Manager Fees to Participating Broker-Dealers.

The Fund agrees that it will pay to the Dealer Manager the Dealer Manager Fee as specified in the Selected Investment Advisor Agreement and in the Memorandum (which is a fee of up to 0.75% (as a percent of the price per share)). Under no circumstances will the Dealer Manager Fee exceed 0.75%.

EXHIBIT 3

FORM OF SELECTED INVESTMENT ADVISOR AGREEMENT

THIS SELECTED INVESTMENT ADVISOR AGREEMENT (the “Agreement”) effective as of [ ] is made and entered into as of the date indicated on Exhibit A – Addendum to Selected Investment Advisor Agreement (“Exhibit A”) attached hereto and by this reference incorporated herein, by and among Eagle Point Trinity Senior Secured Lending Company, a Delaware statutory trust (the “Fund”), Eagle Point Securities LLC, a Delaware limited liability company (the “Dealer Manager”) and the selected investment advisor (the “SIA”) identified in Exhibit A hereto.

WHEREAS, the Fund has elected to be regulated as a business development company pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”) and is conducting a continuous private offering of common shares of beneficial interest of the Fund (the “Shares”) to (i) to persons who are “accredited investors” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act (the “Offerings”) pursuant to a confidential private placement memorandum (as supplemented and amended from time to time, the “Memorandum”);

WHEREAS, the Dealer Manager has agreed to participate in the distribution of the Shares;

WHEREAS, the SIA is an entity, as designated in Exhibit A hereto, organized and presently in good standing in the state or states designated in Exhibit A hereto, presently registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, The Offering has not and will not be registered with the Securities and Exchange Commission (the “SEC”) as the Offered Shares are exempt from registration under the Securities Act under Section 4(a)(2), Regulation D and Regulation S;

WHEREAS, the offer and sale of the Shares shall be made pursuant to the terms and conditions of the Memorandum and, further, pursuant to the terms and conditions of all applicable federal securities laws and the applicable securities laws of all states in which the Shares are offered and sold; and

WHEREAS, the SIA is willing and desires to provide its clients with information concerning the Shares and the procedures for subscribing for the Shares upon the following terms and conditions;

NOW, THEREFORE, the Fund, Dealer Manager and the SIA agree as follows.

1.	Purchase of Shares.

(a)            The SIA hereby covenants, warrants and agrees that, in regard to any purchase of the Shares by its clients, it will comply with all of the terms and conditions of the Memorandum, all applicable state and federal laws, including Securities Act, the Advisers Act, the Investment Company Act, and any and all regulations and rules pertaining thereto, heretofore or hereafter issued by the SEC. Neither the SIA nor any other person shall have any authority to give any information or make any representations in connection with the Shares other than as contained in the Memorandum, and as is otherwise expressly authorized in writing by the Dealer Manager.

(b)            Clients of the SIA, or the SIA on behalf of its clients may purchase the Shares according to all such terms as are contained in the Memorandum. The SIA shall use and distribute, in connection with the Shares, only the Memorandum, and such sales literature and advertising materials which shall conform in all respects to any restrictions of local law and the applicable requirements of the Securities Act and Investment Company Act. The Dealer Manager reserves the right to establish such additional procedures as it may deem necessary to ensure compliance with the requirements of the Memorandum (including, but not limited to, the suitability standards contained therein), and the SIA shall comply with all such additional procedures to the extent that it has received written notice thereof.

(c)            All monies received for purchase of any of the Shares shall be forwarded by the SIA to the Fund for delivery to Computershare Trust Company, N.A. (the “Escrow Agent”), where such monies will be deposited in an escrow account established by the Fund solely for such subscriptions, except that, until such time (if any) that such monies are deliverable to the Fund pursuant to the Escrow Agreement between the Fund and the Escrow Agent, the SIA shall return any check not made payable to “Eagle Point Trinity Senior Secured Lending Company” directly to the subscriber who submitted the check. Subscriptions will be executed as described in the Memorandum or as directed by the Fund. Each SIA receiving a subscriber’s check will deliver such check to the Fund’s transfer agent no later than the close of business of the first business day after receipt of the subscription documents by the SIA.

(d)            During the full term of this Agreement the Dealer Manager shall have full authority to take such action as it may deem advisable in respect to all matters pertaining to the performance of the SIA under this Agreement.

(e)            The Shares may be purchased by clients of the SIA only where the Shares may be legally offered and sold, only by such persons in such states who shall be legally qualified to purchase the Shares, and only by such persons in such states in which the SIA is registered as an investment advisor or exempt from any applicable registration requirements.

(f)             The SIA shall have no obligation under this Agreement to purchase on its clients’ behalf, or advise its clients to purchase, any of the Shares.

(g)            The SIA will use every reasonable effort to assure that Shares are purchased only by clients who:

(i)             meet the client suitability standards and minimum purchase requirements set forth in the Memorandum;

(ii)            can reasonably benefit from an investment in the Fund based on each prospective client’s overall investment objectives and portfolio structure;

(iii)           are able to bear the economic risk of the investment based on each prospective client’s overall financial situation;

(iv)           have apparent understanding of: (a) the fundamental risks of the investment; (b) the risk that the prospective client may lose the entire investment; (c) the lack of liquidity of the Shares; (d) the restrictions on transferability of the Shares; (e) the background and qualifications of the employees and agents of Eagle Point Credit Management LLC, the advisor to the Fund; and (f) the tax consequences of an investment in the Shares; and

(v)            are either (a) persons who are “accredited investors” within the meaning of Regulation D under the Securities Act or (ii) non-U.S. persons outside the United States and the Offering is being made in compliance with Regulation S under the Securities Act

(vi)           the SIA will make the determinations required to be made by it pursuant to subparagraph (g) based on information it has obtained from each prospective client, including, at a minimum, but not limited to, the prospective client’s age, investment objectives, investment experience, income, net worth, financial situation, other investments of the prospective client, as well as any other pertinent factors deemed by the SIA to be relevant.

(h)            In addition to complying with the provisions of subparagraph (g) above, and not in limitation of any other obligations of the SIA to determine suitability imposed by state or federal law, the SIA agrees that it will comply fully with the following provisions:

(i)             The SIA shall have reasonable grounds to believe, based upon information provided by the client concerning his investment objectives, other investments, financial situation and needs, and upon any other information known by the SIA, that (A) each client of the SIA that purchases Shares is or will be in a financial position appropriate to enable him to realize to a significant extent the benefits (including tax benefits) of an investment in the Shares, (B) each client of the SIA that purchases Shares has a fair market net worth sufficient to sustain the risks inherent in an investment in the Shares (including potential loss of investment and lack of liquidity), and (C) the Shares otherwise are or will be a suitable investment for each client of the SIA that purchases Shares, and the SIA shall maintain files disclosing, the basis upon which the determination of suitability was made;

(ii)            The SIA shall not execute any transaction involving the purchase of Shares in a non-discretionary account without prior written approval of the transaction by the client;

(iii)           The SIA shall have reasonable grounds to believe, based upon the information made available to it, that all material facts are adequately and accurately disclosed in the Memorandum and provide a basis for evaluating the Shares;

(iv)           In making the determination set forth in subparagraph (h)(iii) above, the SIA shall evaluate items of compensation, physical properties, tax aspects, financial stability and experience of the sponsor, conflicts of interest and risk factors, appraisals, as well as any other information deemed pertinent by it; and

(v)            The SIA shall inform each prospective nondiscretionary client of all pertinent facts relating to the liquidity and marketability of the Shares.

(i)             The SIA agrees to retain in its files, for a period of at least six years, information which will establish that each purchaser of Shares falls within the permitted class of investors.

(j)             The SIA either (i) shall not purchase shares for its own account or (ii) shall hold for investment any Shares purchased for its own account.

(l)             A sale of Shares shall be deemed to be completed only after the Fund or the Fund’s transfer agent receives a properly completed subscription agreement for the applicable Shares from the SIA, together with payment of the full purchase price of each purchased Share from a buyer who satisfies each of the terms and conditions of the Memorandum and the subscription agreement, and only after such subscription agreement has been accepted in writing by the Fund or the Fund’s transfer agent.

(m)           Clients of the SIA shall purchase Shares at net asset value plus any dealer manager fees (“Dealer Manager Fees”) as specified in Exhibit B hereto.

2.              Compensation to SIA. The Fund and the Dealer Manager shall pay no fees, commissions, or other compensation to the SIA.

3.              Association of the Dealer Manager with Other Advisors and Dealers. It is expressly understood between the Dealer Manager and the SIA that the Dealer Manager may cooperate with broker-dealers who are registered as broker-dealers with the Financial Industry Regulatory Authority (“FINRA”) or with other investment advisors registered under the Advisers Act. Such broker-dealers and investment advisors may enter into agreements with the Dealer Manager on terms and conditions identical or similar to this Agreement and shall receive such rates of commission or other fees as are agreed to between the Dealer Manager and the respective broker-dealers and investment advisors and as are in accordance with the terms of the Memorandum.

4.              Conditions of the SIA’s Obligations. The SIA’s obligations hereunder are subject, during the full term of this Agreement and the Offering, to (a) the performance by the Dealer Manager of its obligations hereunder and compliance by the Dealer Manager with the covenants set forth in Section 7 hereof; and (b) the condition that the information in the Memorandum shall remain true and accurate in all material effect.

5.              Conditions to the Dealer Manager’s Obligations. The obligations of the Dealer Manager hereunder are subject, during the full term of this Agreement and the Offering, to the condition that the SIA shall have satisfactorily performed all of its obligations hereunder and complied with the covenants set forth in Section 6 hereof.

6.              Covenants of the SIA. The SIA covenants, warrants and represents, during the full term of this Agreement, that:

(a)            The SIA is registered as an investment advisor under the Advisers Act or if not so registered, then registered under the state securities acts in the states where it does business as an investment advisor and will make or comply with any regulatory filings and other regulatory requirements applicable to it with the SEC and/or in each state in which the SIA is required to make such filings or comply with such other requirements.

(b)            Neither the SIA nor any person associated with the SIA is registered as a broker-dealer or registered representative with FINRA.

(c)            The SIA shall not use any form of “general solicitation” or “general advertising” (within the meaning of Rule 502(c) of Regulation D) in making offers of the Offered Shares. Without limiting the foregoing, the SIA will not conduct the Offering or offer or sell the Shares by means of: (a) any advertisement, article, notice or other communication mentioning the Offering or the Offered Shares published in any newspaper, magazine or similar medium, cold mass mailings, broadcast over television, radio or the internet, or an e-mail message sent to a large number of previously unknown persons; (b) any seminar or meeting, the attendees of which have been invited by any general solicitation or general advertising; or (c) any letter, circular, notice or other written communication constituting a form of general solicitation or general advertising.

(d)            The SIA shall only offer and sell the Offered Shares (i) to persons who are “accredited investors” within the meaning of Regulation D under the Securities Act and (ii) to non-U.S. persons outside the United States, provided that such offer and sale is in compliance with Regulation S under the Securities Act.

(c)            The SIA shall comply with all applicable federal and state securities laws, including, without limitation, the disclosure requirements of the Advisers Act, and the provisions thereof requiring disclosure of the existence of this Agreement and the compensation to be paid to the SIA hereunder (if any).

(d)            The SIA shall maintain the records required by Section 204 of the Advisers Act, and Rule 204-2 thereunder in the form and for the periods required thereby.

(e)            The SIA and any person associated with the SIA will comply at all times with the requirements of any applicable anti-money laundering or comparable laws, rules or regulations in effect.

(f)             SIA represents and warrants that it has policies, procedures and internal controls in place which are reasonably designed so that neither it, nor any of its subsidiaries, nor any officer, director, or employee of it or its subsidiaries is an individual or entity (“Person”) that is, or is controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”); or (ii) located, organized or resident in a country or territory that is the subject of Sanctions.   Further, SIA will continue to undertake appropriate due diligence to ensure that neither the SIA nor any Person is subject to Sanctions. SIA further represents that the foregoing policy prohibits the SIA and its officers, directors, employees and other representatives from soliciting or focusing its marketing effort directly or indirectly to any Person who is subject to Sanctions. SIA acknowledges its ongoing and continuing obligations to comply with the applicable Sanctions. SIA will provide reasonable assistance to the other parties hereto in connection with their respective obligations under the applicable Sanctions.

(g)            With respect to any purchase of the Shares by a client of the SIA, such investment will be in conformity with all applicable provisions of the SIA’s investment advisory agreement with such client (including without limitation any and all investment objectives, guidelines and restrictions applicable to the client’s account), and the SIA shall have acted in conformity with the standard of care owed to the client under applicable law and any applicable provisions in the SIA’s investment advisory agreement with the client.

(h)           The SIA acknowledges that it understands that the Fund is relying on Section 506 of Regulation D under the Securities Act with respect to the Offered Shares. In furtherance of the foregoing, the SIA represents and warrants that neither it, nor any of its managers or managing members (if any), nor any SIA director, executive officer or other officer participating in the offering of the Fund, nor any employee or agent of the SIA that shall receive remuneration (directly or indirectly) for the provision of services under this Agreement, nor any other person construed as a “covered person” pursuant to Rule 506 of Regulation D (each, a “Covered Person”) is the subject of any of the acts enumerated in Rule 506(d)(i) through (viii) thereof (each, a “Disqualifying Event”). The SIA will immediately notify the Fund if it becomes aware of any Covered Person who is or becomes the subject of a Disqualifying Event.

7.              Covenants of the Dealer Manager. The Dealer Manager covenants, warrants and represents, during the full term of this Agreement, that:

(a)            It shall inform the SIA whenever and as soon as it receives or learns of any order issued by the SEC, any state regulatory agency or any other regulatory agency which prevents the use of the Memorandum or which otherwise prevents or suspends the offering or sale of the Shares.

(b)            It shall deliver to the SIA such number of copies of the Memorandum, and any supplements and amendments thereto as the SIA may reasonably request for sale of the Shares.

8.              Payment of Costs and Expenses. The SIA shall pay all costs and expenses incident to the performance of its obligations under this Agreement.

9.              Indemnification.

(a)            The SIA agrees to indemnify, defend and hold harmless the Fund, the Dealer Manager, their affiliates and their or its officers, directors, trustees, employees and agents, against all losses, claims, demands, liabilities and expenses, joint or several, including reasonable legal and other expenses incurred in defending such claims or liabilities, whether or not resulting in any liability to the Fund, the Dealer Manager, their affiliates and their or its officers, directors, trustees, employees or agents, which they or any of them may incur arising out of (i) the offer or sale (as such term is defined in the Securities Act) to a client of the SIA, or any person acting on its behalf, of any Shares pursuant to this Agreement, if such loss, claim, demand, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission of a material fact, other than a statement, omission, or alleged omission by the SIA which is also, as the case may be, contained in or omitted from the Memorandum and which statement or omission was not based on information supplied to the Fund or the Dealer Manager by such SIA; (ii) the breach by the SIA, or any person acting on its behalf, of any of the terms and conditions of this Agreement; or (iii) the negligence, malpractice or malfeasance of the SIA. This indemnity provision shall survive the termination of this Agreement.

(b)            The Fund and the Dealer Manager agree to indemnify, defend and hold harmless the SIA, its officers, directors, employees and agents, against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending such claims or liabilities, which they or any of them may incur, including, but not limited to, alleged violations of the Securities Act, but only to the extent that such losses, claims, demands, liabilities and expenses shall arise directly from (i) any untrue statement of a material fact contained in the Memorandum (as from time to time amended or supplemented), or (ii) any omission or alleged omission to state therein a material fact required to be stated in the Memorandum or necessary to make such statements, and any part thereof, not misleading; provided, further, that any such untrue statement, omission or alleged omission is not based on information included in any such document which was supplied to the Fund, or the Dealer Manager, or any officer of the Fund or the Dealer Manager by such SIA; provided in each case that such claims or liabilities did not arise from SIA’s own negligence, malpractice or malfeasance. This indemnity provision shall survive the termination of this Agreement.

(c)            No indemnifying party shall be liable under the indemnity agreements contained in subparagraphs (a) and (b) above unless the party to be indemnified shall have notified such indemnifying party in writing promptly after the summons or other first legal process giving information of the nature of the claim served upon the party to be indemnified, but failure to notify an indemnifying party of any such claim shall not relieve it from any liabilities which it may have to the indemnified party against whom action is brought other than on account of its indemnity agreement contained in subparagraphs (a) and (b) above. In the case of any such claim, if the party to be indemnified notified the indemnifying party of the commencement thereof as aforesaid, the indemnifying party shall be entitled to participate at its own expense in the defense of such claim. If it so elects, in accordance with arrangements satisfactory to any other indemnifying party or parties similarly notified, the indemnifying party has the option to assume the entire defense of the claim, with counsel who shall be reasonably satisfactory to such indemnified party and all other indemnified parties who are defendants in such action, unless such indemnified parties reasonably objects to such assumption on the ground that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying party. Any indemnified party shall have the right to employ a separate counsel in any such action and to participate in the defense thereof but the reasonable fees and expenses of such counsel shall be borne by such party unless such party has objected in accordance with the preceding sentence, in which event such fees and expenses shall be borne by the indemnifying parties. Except as set forth in the preceding sentence, if an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of separate counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the reasonable fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

10.            Term of Agreement. This Agreement shall become effective on the date on which this Agreement is executed by the Fund, the Dealer Manager and the SIA. The SIA, the Fund and the Dealer Manager may prevent this Agreement from becoming effective, without liability to any other party to this Agreement, by written notice before the time this Agreement otherwise would become effective. After this Agreement becomes effective, any party may terminate it at any time for any reason by giving thirty (30) days’ written notice to the other party; provided, however, that this Agreement shall in any event automatically terminate when the Offering of the Fund shall be terminated. Additionally, the Agreement shall terminate if the SIA’s license or registration to act as an investment advisor shall be revoked or suspended by any federal, self-regulatory or state agency and such revocation or suspension is not cured within ten (10) days from the date of such occurrence. In any event, this Agreement shall be deemed suspended during any period for which such license is revoked or suspended.

11.            Notices. All notices and communications hereunder shall be in writing and shall be deemed to have been given and delivered when deposited in the United States mail, postage prepaid, registered or certified mail, to the applicable address set forth below.

If to the Fund:	Eagle Point Trinity Senior Secured Lending Company
600 Steamboat Road, Suite 202
Greenwich, CT 06830
Attention: Legal
If to the Dealer Manager:	Eagle Point Securities LLC
600 Steamboat Road, Suite 202
Greenwich, CT 06830
Attention: Legal

If sent to the SIA: to the person whose name and address are identified in Exhibit A hereto.

12.            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and shall not be assigned or transferred by the SIA by operation of law or otherwise.

This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

13.            Miscellaneous.

(a)            This Agreement shall be construed in accordance with the applicable laws of the State of New York.

(b)            Nothing in this Agreement shall constitute the SIA as in association with or in partnership with the Fund or the Dealer Manager.

(c)            This Agreement, including Exhibit A hereto, embodies the entire understanding, between the parties to the Agreement. This Agreement may be amended at any time by the Dealer Manager by written notice to the SIA, and any such amendment shall be deemed accepted by the SIA upon placing an order for sale of Offered Shares after it has received such notice.

(d)            If any provision of this Agreement shall be deemed void, invalid or ineffective for any reason, the remainder of the Agreement shall remain in full force and effect.

(e)            This Agreement may be executed in counterpart copies, each of which shall be deemed an original but all of which together shall constitute one and the same instrument comprising this Agreement.

14.            Confidentiality.

Dealer Manager, the Fund or one of their affiliates or employees, agents or advisers (“Representatives”) (all such entities and persons, each an “Eagle Point Entity”, and collectively, the “Eagle Point Entities”) may have provided and will furnish to the SIA or its affiliates or Representatives with certain information that is either non-public, confidential or proprietary in nature in order to enable the SIA to perform actions contemplated by this Agreement. This information furnished to the SIA or its affiliates or Representatives, including the terms and conditions of any agreements entered into between the SIA or its affiliates and any Eagle Point Entity, together with analyses, compilations, forecasts, studies or other documents prepared by the SIA or its affiliates or Representatives which contain or otherwise reflect such information is hereinafter referred to as the “Information.” The term Information shall not include such portions of the Information which (i) are or become generally available to the public other than as a result of a disclosure by the SIA or its affiliates or Representatives in violation of this Agreement, or (ii) become available to the SIA on a non-confidential basis from a source other than an Eagle Point Entity that has a bona fide right to such Information and which is not subject to any obligation to keep such Information confidential. In consideration of the Eagle Point Entities furnishing the SIA or its affiliates or Representatives with the Information, the SIA agrees that:

(a)            The Information will be kept confidential and shall not, without an Eagle Point Entity’s prior written consent, be disseminated or disclosed by the SIA or its affiliates or Representatives, in any manner whatsoever, in whole or in part, and shall not be used by the SIA or its affiliates or Representatives, other than in connection with performing actions contemplated by this Agreement. Moreover, the SIA agrees to reveal the Information only to such of its affiliates or Representatives who need to know the Information for the purpose of performing actions contemplated by this Agreement, who are informed by the SIA of the confidential nature of the Information and who agree to act in accordance with the terms and conditions of this Section.

(b)            All copies of the Information will be returned to the Eagle Point Entities or destroyed upon an Eagle Point Entity’s request.

(c)            In the event that the SIA or any of its affiliates or Representatives are requested or required (by oral questions, depositions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose any of the Information, the SIA will provide the Eagle Point Entities with prompt written notice so that any of the Eagle Point Entities may seek a protective order, other appropriate remedy or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that an Eagle Point Entity waives compliance with the provisions of this Agreement, the SIA shall disclose such Information without liability hereunder; provided, however, that the SIA will furnish only that portion of the Information which, in the opinion of its counsel, the SIA is compelled to disclose and will not oppose any action by an Eagle Point Entity to obtain reliable assurance that confidential treatment will be accorded the Information. The SIA further agrees to exercise its reasonable efforts to otherwise preserve the confidentiality of the Information. Upon reasonable notice, the SIA further agrees to cooperate with the Eagle Point Entities in obtaining a protective order or other appropriate remedy.

(d)            In no event shall any of the Eagle Point Entities be liable for any losses, damages, claims or expenses incurred or actions undertaken by the SIA or its affiliates or Representatives as a result of their receipt of the Information or their use thereof. The SIA agrees that the Information is and shall remain the property of the Eagle Point Entities and that none of the Eagle Point Entities has granted the SIA or its affiliates or Representatives any license, copyright, or similar right with respect to any of the Information.

(e)            The SIA hereby acknowledges that the SIA is aware, and that the SIA will advise its affiliates or Representatives who have been provided with Information, that the United States securities laws prohibit any person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. The SIA further acknowledges that some or all of the Information is or may be price-sensitive information and that the use of such Information may be regulated or prohibited by applicable legislation relating to insider dealing and the SIA undertakes, on behalf of itself and its Representatives, not to use any Information for any unlawful purpose.

(f)             The Eagle Point Entities have the right to enforce this Section as a third-party beneficiary.

15.            No Partnership. Nothing in this Agreement shall be construed or interpreted to constitute the SIA as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Fund or any other selected investment advisor; instead, this Agreement shall only constitute the SIA as a dealer authorized by the Dealer Manager to sell the Offered Shares according to the terms set forth in the Memorandum and in this Agreement.

16.            Privacy Laws.

The Dealer Manager and the SIA (each referred to individually in this section as a “party”) agree as follows:

(a)            Each party agrees to abide by and comply with (i) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”) and Regulation S-P; (ii) the privacy standards and requirements of any other applicable Federal or state law; and (iii) its own internal privacy policies and procedures, each as may be amended from time to time;

(b)            Each party agrees to refrain from the use or disclosure of non-public personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and

(c)            Each party shall be responsible for determining which customers have opted out of the disclosure of non-public personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights. In the event either party uses or discloses non-public personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that each is prohibited from using or disclosing any non-public personal information of any customer that is identified on the List as having opted out of such disclosures.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year indicated on Exhibit A hereto.

FUND
Eagle Point Trinity Senior Secured Lending Company

By:
Print Name:
Title:

DEALER MANAGER
EAGLE POINT SECURITIES LLC

By:
Print Name:
Title:

SELECTED INVESTMENT ADVISOR

Name of SIA:
By:
Print Name:
Title:

EXHIBIT A

ADDENDUM TO SELECTED INVESTMENT ADVISOR AGREEMENT

This addendum is attached to and made a part of that certain Selected Investment Advisor Agreement, dated as of the date below by and among Eagle Point Trinity Senior Secured Lending Company, as Fund, Eagle Point Securities LLC, as Dealer Manager, and _______________, as Selected Investment Advisor.

1.             Date of Agreement: __________________________________________________________________________________________________

2.             Identity of Selected Investment Advisor: __________________________________________________________________________________

Name: ___________________________________________________________________________________________________________________

Type of Entity: ____________________________________________________________________________________________________________

(To be completed by the Selected Investment Advisor, e.g., corporation, partnership or sole proprietorship.)

State Organized in: _________________________________________________________________________________________________________

(To be completed by Selected Investment Advisor)

“Qualified To Do Business” and “In Good Standing” in the following jurisdictions (including your state of organization). (Note: Qualification to do business in any jurisdiction is generally a requirement imposed by the secretary of state or other authority of jurisdictions in which you do business, and is not related to your holding a license as an investment advisor in such jurisdictions. Questions concerning this matter should be directed to your legal counsel.)

_______________________________________________________________________________________________________________________
(To be completed by the Selected Investment Advisor)

Registered as an Investment Advisor in the following states:

______________________________________________________________________________________________________________________
(To be completed by the Selected Investment Advisor)

3.             Notice (see Section 11 of the Selected Investment Advisor Agreement):

Name:
Title:
Company:
Address:
City, State, Zip Code:
Telephone Number (including area code):

4.             Please complete the following for our records:

(a)	How many registered investment advisors are with your firm?[1]
(b)	What is you firm’s Assets Under Management?
(c)	Does your firm publish a newsletter?				Yes:	No:
(d)	What is/are the frequency of the publication(s)?
	Weekly:	Monthly:	Quarterly:	Bi-weekly:	Bi-monthly:	Other (specify):
(e)	Does your firm have regular internal mailings, or bulk package mailings to its registered investment advisors?				Yes:	No:
(f)	Does your firm have a computerized electronic mail (E-Mail) system for your registered investment advisors?				Yes:	No:
If so, please provide e-mail address:
(g)	Website address:

1              Please enclose a current list. Note that all information will be held in confidence.

EXHIBIT B

DEALER MANAGER FEES

Check the applicable row on the table below for sales of the Shares under this Agreement.

Selected by SIA (X)	Dealer Manager Fee
[ ]	0.75%
[ ]	0.50%
[ ]	0.00%